                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

___________________________INTERNATIONAL PAPER COMPANY__________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           [INTERNATIONAL PAPER LOGO]
                            TWO MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577

JOHN T. DILLON
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                                  March 24, 2000

Dear Fellow Shareholder:

    This year's annual meeting will be held in Reid Hall (the "Castle"), Manhattanville College, 2900 Purchase Street, Purchase, New York. The meeting will start at 8:30 a.m., on Tuesday, May 9, 2000. You are cordially invited to attend this meeting and we look forward to seeing you there.

    The following Proxy Statement outlines the business to be conducted at the meeting. It includes: the election of seven directors; approval of amendments to the Long-Term Incentive Compensation Plan; and ratification of the appointment of Arthur Andersen LLP as the Company's independent auditor for 2000.

    WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD, OR IF YOU PREFER, VOTING VIA TELEPHONE OR THE INTERNET.

    Attendance at the meeting is limited to shareholders of record as of the close of business on March 17, 2000, or their duly appointed proxy holders (not to exceed one proxy per shareholder), and to guests of management. If you or your proxy holder plan to attend the meeting, please complete and return the enclosed Request for Admittance card.

    Thank you for your continued support.

                                          Sincerely,

                                          [/S/ JOHN T. DILLION]

                           [INTERNATIONAL PAPER LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Owners of Common Stock of
International Paper Company:

Time:.........................  8:30 a.m.
                                Tuesday, May 9, 2000
Place:........................  Reid Hall "The Castle"
                                Manhattanville College
                                2900 Purchase Street
                                Purchase, New York 10577
Items of Business:............  (1) Elect one class of directors for a term of three years:
                                    Robert J. Eaton, John R. Kennedy, Donald F. McHenry,
                                    Patrick F. Noonan, and Charles R. Shoemate; elect one
                                    director for a term of one year: James A. Henderson; and
                                    elect one director for a term of two years: Robert D.
                                    Kennedy
                                (2) Approve an amendment to the Company's Long-Term
                                    Incentive Compensation Plan;
                                (3) Ratify the appointment of Arthur Andersen LLP as the
                                    Company's independent auditor for 2000; and
                                (4) Transact such other business properly brought before the meeting or any adjournment.
Record Date...................  Holders of International Paper Common Stock of record at the close of business on March 17, 2000, are entitled to vote at the meeting.

    Your Board of Directors urges shareholders to vote FOR items 1, 2, and 3.

                                                 By order of the Board of
                                                 Directors,

                                                          JAMES W. GUEDRY
                                                    VICE PRESIDENT AND SECRETARY
March 24, 2000

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
General Information.........................................       1

Corporate Governance........................................       3

Common Stock Ownership of Directors and Management..........       6

Compensation of Directors...................................       9

Matters To Be Considered at the Meeting.....................      11

Report of the Management Development and Compensation
  Committee of the Board of Directors.......................      21

Performance Graph...........................................      25

Additional Information Regarding Executive Compensation.....      26

  Compensation..............................................      26

  Retirement Benefits.......................................      30

  Termination Agreements....................................      31

Appendix....................................................     A-1

                                 PROXY STATEMENT

                          INTERNATIONAL PAPER COMPANY
                            TWO MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                 (914) 397-1500

                              GENERAL INFORMATION

This Proxy Statement is furnished to you by the Board of Directors of International Paper Company in connection with the solicitation of your proxy to be voted at the annual meeting of shareholders to be held on May 9, 2000. You are entitled to one vote for each share of common stock held of record at the close of business on March 17, 2000. As of that date, there were 413,825,796 shares of common stock outstanding.

The annual report, including the audited financial statements of International Paper for the fiscal year ended December 31, 1999, has been mailed to you with this Proxy Statement. Read it carefully in conjunction with this Proxy Statement before voting on any proposals since it contains details of the Company's operations and other relevant disclosures.

PROXY PROCEDURES

You have a choice of voting by telephone, Internet or mail.

    VOTING BY TELEPHONE

The telephone voting procedure is simple and fast. Dial the 800 number on your proxy card or voting instruction form and listen for further directions. You must have a touch-tone phone and an 800 number on your proxy card in order to respond to the questions. This vote will be counted immediately and there is no need to send in your proxy card. You may revoke your proxy at any time before its exercise by (1) subsequent telephone or Internet vote; (2) submitting a written revocation; (3) submitting a new proxy; or (4) attending and voting at the annual meeting.

    VOTING BY INTERNET

Voting by Internet is easy and quick. Read your voting instruction form and follow the directions. You will need to have and enter your control number located in the gray shaded box on the bottom right side of your proxy card or voting instruction form. You may revoke your proxy at any time before its exercise by (1) subsequent Internet or telephone vote; (2) submitting a new proxy; (3) submitting a written revocation; or (4) attending and voting at the annual meeting.

    VOTING BY PROXY CARD

Shares eligible to be voted, and for which a properly signed proxy is returned, will be voted in accordance with the instructions specified on the proxy card. If you do not mark any instructions, your shares will be voted in favor of proposals 1, 2, and 3. If any other matters come before the meeting, your proxy will be voted in accordance with the best judgment of the persons voting them. As of the time this Proxy Statement was printed, management was not aware of any other matters to be voted upon. You may revoke your proxy at any time before its exercise by (1) submitting a written revocation; (2) submitting a new proxy; (3) voting by telephone or Internet as described above; or (4) attending and voting at the annual meeting.

Solicitation of proxies may be done by directors, officers and employees of the Company, as well as by Georgeson Shareholder Communications, Inc. Payments to that firm as compensation are estimated to be about $15,000 plus reimbursable expenses. This solicitation may be carried out by mail, telephone, telecommunication, or personal interview. The cost of any such solicitations will be borne by International Paper.

    WHO COUNTS THE VOTE AND IS IT CONFIDENTIAL?

The Company has a policy of confidentiality in the voting of shareholder proxies. It uses the services of its registrar and transfer agent, ChaseMellon Shareholder Services, L.L.C., as independent inspectors of election to receive and tabulate the proxy vote. These representatives are the only persons who process and have access to your proxy card, telephone, or Internet vote.

This Proxy Statement and the form of proxy were first sent to shareholders commencing March 27, 2000.

ADMITTANCE PROCEDURES AT THE MEETING

    SHAREHOLDERS OF RECORD

If you are a shareholder of record as of the close of business on March 17, 2000, you (or your duly appointed proxy holder) are entitled to vote and attend the meeting. Certain procedures have been adopted to ensure that no inconvenience or delays are caused to the Company's shareholders or their proxy holders when entering the meeting.

If you plan to attend the meeting in person or appoint someone to attend as your proxy (other than the proxies set out on the proxy card), please complete, sign and return the enclosed Request for Admittance card promptly. An admittance card can then be reserved for you or your proxy in advance of the meeting. If you are appointing your own proxy, please include his or her name on the Request. The admittance card will be delivered to you or your proxy holder at the shareholders' admittance counter at the meeting upon verification of identification of you or your proxy holder.

If you are a record shareholder but do not have an admittance card reserved for you at the meeting, you will be admitted upon verification of ownership at the shareholders' admittance desk. If you have not appointed a proxy in advance or have changed the appointed proxy on the Request for Admittance card, your duly appointed proxy who attends the meeting in your place will be required to present evidence of your signature on the proxy (a copy of your driver's license or employment identification card or other identification with your signature). This is to make sure that only valid proxies are admitted and voted.

    SHAREHOLDERS THROUGH INTERMEDIARIES

Persons who own stock through brokers, trustees, plans or "street name" and not directly through ownership of stock certificates are considered "beneficial owners." If you are a beneficial owner, a Request for Admittance card is not enclosed with this proxy package. Beneficial owners of record on March 17, 2000, or their duly appointed proxy holder, can obtain admittance cards only at the shareholders' admittance desk by presenting evidence of common stock ownership in the Company. This evidence could be a proxy from the institution that is the record holder of the stock or your most recent bank or brokerage firm account statement, along with proper identification. If you are a beneficial shareholder who will appoint a proxy to attend the meeting on your behalf, your duly appointed proxy will be required to comply with the procedures described above in this paragraph, as well as the admittance procedures described above for duly appointed proxies not designated in advance on the Request for Admittance card.

                              CORPORATE GOVERNANCE

BOARD OF DIRECTORS

The Board is comprised three classes of directors: Class I directors, of which there are currently four, who were elected to serve until the 2001 annual meeting; Class II directors, of which there are currently five, who were elected to serve until the 2002 annual meeting; and Class III directors, of which there are currently five, who were elected to serve until the 2000 annual meeting. Each class is elected for a three-year term unless they resign or retire earlier. New directors elected by the Board are assigned to a class until the first annual meeting after their election by the Board.

Company policy on tenure of directors requires current outside directors to retire from the Board upon their 72nd birthday, whether or not the term for which they have been elected has expired. Employee directors must retire when they leave the Company. Outside directors elected for the first time after July 13, 1999 must retire from the Board upon their 70th birthday.

Eight regular meetings and three special meetings of the Board of Directors were held in 1999. In addition, there were 24 Committee meetings. Each director attended at least 75% of the meetings of the Board and the Committees on which he or she serves.

Record and beneficial ownership of current directors in equity securities of the Company is shown in the table on page 7.

BOARD EFFECTIVENESS

The Board works to enhance its own effectiveness and to improve the Company's corporate governance practices in a variety of ways, including:

- Conduct of an annual evaluation of Board structure and performance. This includes reviewing the Board's activities against those set out in its charter and then making recommendations for changes or improvements in practices or structure.

- Increased contact between outside directors and senior managers through facility visits and work with corporate officers who serve as committee executives.

- Governance Committee review of incumbent directors prior to recommendation for re-election. The review emphasizes directors' commitment to serving the Company, directors' regular attendance at meetings, and directors' sense of commitment to stockholders, employees and other communities served by the Company.

- Improving and updating the Corporate Governance Guidelines relating to the Board's governance of the Company, as needed.

COMMITTEES OF THE BOARD

In order to fulfill its responsibilities, our Board delegates to its various Committees the authority to consider certain matters and report to the Board with appropriate recommendations. To enhance the effectiveness of the
Committees:

- Each active Committee is chaired by a non-employee director.

- The chairmanship and membership of all of the Committees are rotated from time to time to give the directors a broader knowledge of our Company's affairs.

- Each Committee establishes its own agenda for the year, and conducts a year-end evaluation of its performance by comparing the topics considered at meetings with its charter as established by the Board.

- Oral reports of Committee activities are given at each Board meeting and minutes of Committee meetings are sent to all of the directors.

AUDIT COMMITTEE

The Audit Committee of the Board:

- Assists the Board in carrying out its responsibilities for monitoring management's accounting for the Company's financial results and for the timeliness and adequacy of the reporting of those results.

- Discusses and makes inquiry into the audits of the Company's books made internally and by outside independent auditors, the Company's financial and accounting policies, its internal controls and its financial reporting.

- Reviews and makes a recommendation to the Board each year with respect to the appointment of independent auditors for the following year.

- Informs the Board of any significant accounting matters.

- Reviews the performance of the Committee.

Four meetings of the Committee were held in 1999.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

The Management Development and Compensation Committee:

- Reviews Company policies and programs for the development of management personnel.

- Makes recommendations to the Board with respect to any proposals for compensation adjustments of officers who are also directors of the Company.

- Reviews and evaluates the performance of the chief executive officer on an annual basis.

- Authorizes compensation or compensation adjustments for other officers of the Company.

- Administers the Company's executive bonus and Long-Term Incentive Compensation Plan.

- Reviews and endorses changes in Company employee retirement and benefits plans.

- Reviews officer candidates and endorses nominees for election as executive officers.

- Delegates to the chief executive officer the authority to act on compensation adjustments at certain levels.

- Makes recommendations to the Board with respect to directors' compensation.

- Reviews senior management succession planning.

- Reviews the performance of the Committee.

Eight meetings of the Committee were held in 1999.

GOVERNANCE COMMITTEE

The Governance Committee:

- Reviews the size and composition of the Board.

- Reviews possible director candidates and director nominations properly presented by shareholders.

- Recommends to the Board individuals suitable for election as directors.

- Reviews and recommends annually to the full Board a slate of nominees for election by the Company's shareholders.

- Reviews institutional affiliations of directors and director candidates for possible conflicts.

- Reviews and recommends Board Committee assignments.

- Reviews the performance of the Committee.

Three meetings of the Committee were held in 1999.

ENVIRONMENT, HEALTH AND TECHNOLOGY COMMITTEE
The Environment, Health and Technology Committee:
- Reviews environmental, safety, health and technological policies and programs throughout the Company.
- Assures that they are appropriate to the short- and long-term objectives of the Company in terms of industry leadership, compliance with federal and state laws and regulations and social responsibility.
- Advises the Board of the effectiveness of these policies and programs.
- Reviews the performance of the Committee.
OTHER COMMITTEES

Current membership on the above and on other regular Committees of the Board of Directors is shown below:

                              COMMITTEE MEMBERSHIP


                                                                          MANAGEMENT
                                                ENVIRONMENT,              DEVELOPMENT   PUBLIC &
                                                HEALTH &                    &           LEGAL
        DIRECTORS         AUDIT      FINANCE    TECHNOLOGY    GOVERNANCE  COMPENSATION  AFFAIRS    EXECUTIVE
  Bijur, P.I.               X                     X*                        X
  Dillon, J.T.                         X                                                              X*
  Eaton, R.J.                                                   X           X*
  Gibara, S.G.              X                                   X
  Henderson, J.A.           X                                               X
  Kennedy, J.R.                                   X             X
  Kennedy, R.D.                        X                                    X
  McClelland, W.C.                     X                                                  X
  McHenry, D.F.             X                                  X*           X                         X
  Noonan, P.F.                                    X                                      X*
  Pfeiffer, J.C.           X*          X                                                  X
  Sheehan, J.J.                                   X                                       X
  Shoemate, C.R.                      X*                        X           X                         X
  Smith, C.W.                                     X                                       X

*   Chairman of the Committee

RELATED TRANSACTION

In September 1999, the Company donated an easement of approximately 950 acres on the Wolf River in Harrison County, Mississippi, jointly to The Conservation Fund and The Wolf River Conservation Society, Inc. The donation was appraised by outside real estate consultants at $2,100,000. Mr. Noonan, a director of the Company, is Chairman of the Board of The Conservation Fund.

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

In order to be considered for inclusion in next year's Proxy Statement, shareholder proposals intended to be presented at the 2001 annual meeting must be made in writing and received by the Secretary of the Company at the Company's principal executive offices by the close of business on or before November 27, 2000.

Other shareholder business intended to be introduced at the 2001 annual meeting must be made in accordance with Article I, Section 7 of the Company's By-laws. Thus, shareholder proposals intended to be presented at the 2001 annual meeting, but not included in the 2001 Proxy Statement, must be received by the Secretary of the Company not earlier than January 8, 2001 nor later than February 8, 2001, if the annual meeting is held on May 8, 2001, and must conform to the requirements set out in the Company's By-laws. Nominations by shareholders for directors must be made in accordance with Article II, Section 9 of the Company's By-laws. Thus, the shareholder nominations to be considered by the Governance Committee for the 2001 election of directors must be received by the Secretary of the Company not earlier than January 8, 2001 nor later than February 8, 2001, if the annual meeting is held on May 8, 2001, and must conform to the requirements set out in the Company's By-laws.

               COMMON STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table shows, as of March 17, 2000, the number of shares of and options for Company common stock beneficially owned or otherwise claimed by each current director, executive officer included in the Summary Compensation Table on page 26, and by all directors and executive officers of the Company as a group. The total beneficial ownership of common stock of all directors and executive officers as a group represents less than 1% of the outstanding stock. To the best knowledge of the Company as of December 31, 1999, no person or group beneficially owns more than 5% of the Company's common stock outstanding, except as set forth below in the table beside the respective shares owned.

                                STOCK OWNERSHIP


                                                        SHARES          STOCK       STOCK
  NAME OF INDIVIDUAL                                     OWNED          UNITS      OPTIONS
    OR GROUP                                              (1)         OWNED (2)    OWNED (3)
  ----------------------------------------------------  -------       ----------   --------
  P.I. Bijur..........................................    3,783            4,624
  J.T. Dillon.........................................  222,121           31,406    631,737
  R.J. Eaton..........................................    7,800            9,675
  S.G. Gibara.........................................    3,116              269
  J.A. Henderson......................................    4,175            1,455
  J.R. Kennedy........................................   56,629            5,365
  R.D. Kennedy........................................    9,475              202      1,200
  D.F. McHenry........................................    8,325           12,032
  W.C. McClelland.....................................   46,146                0    607,717
  P.F. Noonan.........................................    4,450            6,961
  J.C. Pfeiffer.......................................   10,734            6,941
  J.J. Sheehan........................................    5,096            1,033      1,200
  C.R. Shoemate.......................................    4,500            8,814
  C.W. Smith..........................................  108,604           14,831    205,100
  J.P. Melican........................................  117,379           15,762    196,300
  D.W. Oskin..........................................  133,500                0    176,500
  M.M. Parrs..........................................   89,892            3,128    113,800


                                                                SHARES
                                                              OWNED (1)           %
                                                              ----------        -----
  All directors and executive officers as a group...........     835,725        0.002
  Bank trustee under Company and subsidiary employee benefit
    plans (4)...............................................  33,447,156        8.1
  Sanford C. Bernstein & Co. Inc (5)........................  28,443,958        6.9
  Capital Research and Management Company (6)...............  25,947,860        6.3

FOOTNOTES TO COMMON STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT

(1) Ownership shown includes securities over which the individual or company has or shares, directly or indirectly, voting or investment powers, including certain relatives and ownership by trusts for the benefit of such relatives; certain individuals may disclaim beneficial ownership of some of these shares, but they are included for the purpose of computing the holdings and the percentages of common stock owned. These numbers do not include shares represented by stock options granted executive officers under the Long-Term Incentive Compensation Plan.

(2) Ownership shown represents the non-voting stock-equivalent units owned by the named individuals under the Nonfunded Deferred Compensation Plan for Non-Employee Directors or the Unfunded Savings Plan.

(3) The above numbers do not include the tandem option awards made as part of these executives' continuity awards insofar as the awards are characterized as shares of stock.

(4) As of December 31, 1999, State Street Bank & Trust Co. held shares as the independent trustee in trust funds for employee savings, thrift, and similar employee benefit plans of the Company and its subsidiaries ("Company Trust Funds"). In addition, State Street Bank & Trust Co. is trustee for various third party trusts and employee benefit plans and is a registered investment advisor. As a result of its holdings, in all capacities, State Street
    Bank & Trust Co. is the record holder of 33,447,156 shares of common stock of the Company. The trustee disclaims beneficial ownership of all such shares except 7,841,095 shares of which it has sole power to dispose or to direct the disposition. The common stock held by the Company Trust Funds is allocated to participants' accounts and such stock or the cash equivalent will be distributed to participants upon termination of employment or pursuant to withdrawal rights. The trustee votes the shares of common stock held in the Company Trust Funds in accordance with the instructions of the participants; shares for which no instructions are received are voted in the Trustee's discretion.

(5) As of December 31, 1999, Sanford C. Bernstein & Co., Inc. had sole or shared voting power over 15,454,742 of shares and sole dispositive power over all of them.

(6) As of December 31, 1999, Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, held such shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

                           COMPENSATION OF DIRECTORS

FEES AND DEFERRALS

The compensation of each non-employee director is a retainer fee of $36,000 per year plus fees of $1,500 for each Board, Committee or other meeting attended. Directors may defer receipt of all or part of their remuneration until a later date under a Deferred Compensation Plan, at which time the director will be paid in cash equal to (1) the cash amount deferred plus interest at the higher of 6% per annum or the yield of U.S. Treasury bills or (2) the value at the time of payment of units equivalent to the value of Company common stock credited to the director's account at the time of each deferral, plus dividend equivalents.

In addition, there is a compulsory portion to the Deferred Compensation Plan. Under this, each non-employee director, 54 years or older, is credited with 300 common stock equivalent units each year, which remain in the Plan until death, disability or retirement. The common stock units held in each non-employee director's account are credited with dividend equivalents. Upon retirement, the amounts are paid in cash. Employees of the Company who are also directors and directors receiving retirement benefits from the Company receive no compensation for services as directors or for attendance at Board or Committee meetings.

STOCK PLAN

In 1999, awards under the Non-Employee Directors Restricted Stock Plan were increased from 2,100 to 3,000 shares of common stock to be made upon the election or re-election of a director to a full three-year term. Pro-rata awards are made upon the appointment of a non-employee director to fill an unexpired term. Awards made in 1999 were 3,000 shares each for Class II director, and each other director received a pro-rata portion of the 900 share increase in the award according to the director's Class. Newly elected directors received a pro-rata portion of an award reflecting the less-than-one-year service prior to the 1999 annual meeting. Accordingly, each non-employee director received the following restricted shares of common stock:

Peter I. Bijur.......................    600
Robert J. Eaton......................    300
Samir G. Gibara......................  3,116
James A. Henderson...................  3,175
John R. Kennedy......................    600
Robert D. Kennedy....................  1,000
W. Craig McClelland..................  2,000
Donald F. McHenry....................    300
Patrick F. Noonan....................    300
Jane C. Pfeiffer.....................  3,000
Jeremiah J. Sheehan..................  3,000
Charles R. Shoemate..................    300

Directors received dividend payments represented by the shares awarded under the Restricted Stock Plan at $0.25 per share per quarter.

OTHER

As part of its overall program to promote charitable giving to education and assist corporate recruiting and research efforts, the

Company established a directors' planned gift program funded by life insurance policies on all directors. Upon the death of an individual director, the Company will donate $1 million over a ten-year period to one or more qualifying universities or colleges recommended by the individual director, and the Company will be reimbursed by life insurance proceeds. Individual directors derive no financial benefit from this program since charitable deductions accrue solely to the Company. The program does not result in any material cost to the Company.

INDEMNIFICATION INSURANCE AND   CONTRACTS

The Company provides liability insurance for the Company's directors and all elected officers, as well as contractual arrangements with directors and certain officers of the Company. Under these, we agree to compensate them for costs and liabilities incurred in actions brought against them while acting as directors or officers.

On June 15, 1999, the Company renewed its policies with Federal Insurance Company, National Union Insurance Company and Zurich-American Insurance Company at a current annual period cost aggregating $600,000, such policies expiring on June 15, 2000. No monies have been paid under such policies by the carrier or by the Company under the contractual arrangements.

                    MATTERS TO BE CONSIDERED AT THE MEETING

1. ELECTION OF SEVEN DIRECTORS

At this meeting, four (4) directors are to be re-elected and one (1) director is to be elected as Class III directors; one (1) director is to be elected as a Class II director for a two-year term expiring in 2002; and one (1) director is to be elected as a Class I director for a one-year term expiring in 2001.

Each nominee is currently a director of the Company. Election requires the affirmative vote by the holders of a plurality of outstanding common stock voting at the annual meeting of shareholders. A plurality means that the seven
(7) nominees receiving the largest number of votes cast will be elected. Votes that are withheld from any nominee, as well as broker non-votes, will not be counted in such nominee's favor. Shareholders voting at the meeting may not vote for more than the number of nominees listed in the Proxy Statement. Proxies given to management to vote will be voted according to instructions given, but only for nominees listed in the Proxy Statement. The terms of the present
Class III directors expire at the adjournment of the 2000 annual meeting.

                   CLASS III DIRECTORS--TERM EXPIRING IN 2003

The five (5) nominees for election at this meeting as Class III directors are Robert J. Eaton, John R. Kennedy, Donald F. McHenry, Patrick F. Noonan and Charles R. Shoemate and are identified below:

[PHOTO]
                  ROBERT J. EATON, 60, chairman of the board of management of Daimler-Chrysler AG from 1999 through March 31, 2000, and chairman of Chrysler from 1993 to 1998. He is a fellow of both the Society of Automotive Engineers and the Engineering
Society of Detroit and chairman of the National Academy of Engineering. He is a member of The Business Roundtable and the Business Council.

Director since January 10, 1995

[PHOTO]
                  JOHN R. KENNEDY, 69, retired president and chief executive officer of Federal Paper Board Company, Inc. from 1975 to 1996. He is a director of DeVlieg Bullard, Inc. Chase Brass
Industries, Inc., Holnam, Inc., Pioneer Companies, Inc., Spartech Corporation, and Modis Professional Services. He is director and chairman of the board of Georgetown University, on the board of governors of the United Nations Association of the United States of America, and one of the directors of the Foreign Policy Association.

Director since March 12, 1996

[PHOTO]
                  DONALD F. MCHENRY, 63, Distinguished Professor of Diplomacy at Georgetown University since 1981. He is president of the IRC Group LLC and a director of AT&T, The Coca-Cola Company, Fleet Boston Financial, the First National Bank of Boston,
SmithKline Beecham plc, and the Institute for International Economics. He is a trustee of Columbia University and chairman of the board of Africare.

Director since April 14, 1981

[PHOTO]
                  PATRICK F. NOONAN, 57, chairman of the board of The Conservation Fund (a nonprofit organization dedicated to conserving America's land and water resources) since 1985. He is a trustee of The National Geographic Society. He is also a director of Ashland, Inc., the Fund for Government Investors, Saul Centers REIT, and the American Gas Association Index Fund. He is a member of the Board of Visitors of Duke University School of the Environment.

Director since December 14, 1993

[PHOTO]
                  CHARLES R. SHOEMATE, 60, chairman, president and chief executive officer of Bestfoods. He was elected president and a member of its board of directors in 1988, chief executive officer in August 1990 and chairman in September 1990. He is a director of CIGNA Corporation, Texaco, Inc., and the Grocery Manufacturers of America, Inc. He is a member of The Business Roundtable and chairman of The Conference Board.

Director since November 1, 1994

CLASS I DIRECTOR--TERM EXPIRING IN 2001

The one nominee for election at this meeting as a Class I director is James A. Henderson and is identified below:

[PHOTO]
                  JAMES A. HENDERSON, 65, former chairman and chief executive officer of Cummins Engine Company, Inc. until December 1999. He had been in that position since 1995. He is a director of SBC Communications Inc., Rohm and Haas Company, Ryerson
Tull, Inc., and Landmark Communications, Inc. He is also a member of The Business Council.

Director since February 1, 1999

CLASS II DIRECTOR--TERM EXPIRING IN 2002

The one nominee for election at this meeting as a Class II director is Robert D. Kennedy and is identified below:

[PHOTO]
                  ROBERT D. KENNEDY, 67, former chairman of the board and chief executive officer of Union Carbide Corporation from 1986 to 1995. He was retired from 1995 until March 1998 when he became chairman of UCAR International, Inc. until September 1999. He is on the board of Union Carbide Corporation, Kmart Corporation, Lion Ore Mining International Ltd., Sunoco Inc., and Chase Industries. He is also on the Advisory Board of The Blackstone Group and RFE Investment Partners.

Director since May 4, 1999

DIRECTORS NOT UP FOR ELECTION

                    CLASS I DIRECTORS--TERM EXPIRING IN 2001

None of these directors are to be elected at the 2000 annual meeting, but were elected until the 2001 annual meeting.

[PHOTO]
                  PETER I. BIJUR, 57, chairman and chief executive officer of Texaco Inc. He joined Texaco in 1966 and was elected senior vice president in May of 1992. He became vice chairman of the board in January 1996, and was elected to his current position in July 1996. He is also chairman of the American Petroleum Institute and the Business Council of New York State, Inc. He is a member of The Business Council, The Business Roundtable, the National Petroleum Council, and the Council on Foreign Relations and serves on the Board of Trustees of The Conference Board, Middlebury College, and Mount Sinai New York Medical Center.

Director since July 8, 1997

[PHOTO]
                  JOHN T. DILLON, 61, chairman of the board and chief executive officer of International Paper since 1996. Prior to that he was president and chief operating officer in 1995. He is also a director of Caterpillar Inc. He is chairman of the board of
The National Council on Economic Education, a member of The Business Roundtable, and the Advisory Committee for Trade Policies and Negotiation and chairman of The American Forest and Paper Association.

Director since March 1, 1991

[PHOTO]
                  W. CRAIG MCCLELLAND, 65, former chairman of the board and chief executive officer of Union Camp Corporation until April 1999. Previously he served as president and chief operating officer from 1989 to 1994. He is a director of Allegheny
Technologies Inc., Water Pik Technologies, Inc. and PNC Financial Corp. and serves as co-chairman of the Global Advisory Council, an affiliate of The Conference Board.

Director since May 4, 1999

                   CLASS II DIRECTORS--TERM EXPIRING IN 2002

None of these directors are to be elected at the 2000 annual meeting, but were elected to serve until the 2002 annual meeting.

[PHOTO]
                  SAMIR G. GIBARA, 60, chairman of the board, chief executive officer and president of The Goodyear Tire and Rubber Company since 1996. Prior to that time he served in various managerial posts and became vice president of finance and chief financial officer in 1992. He was elected president and chief operating officer in 1995. He is a member of The Business Roundtable.

Director since March 9, 1999

[PHOTO]
                  JANE C. PFEIFFER, 67, management consultant. She is a director of Ashland, Inc., J.C. Penney Company, Inc., and The MONY Group. She is a trustee of The Conference Board, the University of Notre Dame, and the Overseas Development
Council, and a member of The Council on Foreign Relations.

Director since June 14, 1977

[PHOTO]
                  JEREMIAH J. SHEEHAN, 61, chairman of the board and chief executive officer of Reynolds Metals Company since 1996. Prior to that he was president and chief operating officer from 1994 until 1996. He is a director of Reynolds Metals Company,
Federal Reserve Bank of Richmond, and Universal Corporation.

Director since May 4, 1999

[PHOTO]
                  C. WESLEY SMITH, 60, executive vice president--operating group of International Paper since 1998. Prior to that, he was executive vice president-printing papers from 1992 until 1998.

Director since December 12, 1995

2. APPROVAL OF AMENDMENTS TO THE LONG-TERM INCENTIVE COMPENSATION PLAN

The Long-Term Incentive Compensation Plan was approved by shareholders in 1989 and amended by them in 1994 and 1999 (the "Plan"). The Plan is administered by the Management Development and Compensation Committee of the Board (the "Committee") which is composed solely of non-employee directors. It provides for performance-related incentives to management personnel in the form of stock options, performance awards and other restricted stock awards. The Board of Directors believes that the Plan has promoted the Company's interests and those of shareholders by providing opportunities to attract, retain, and motivate key employees through these awards. Further, the Board believes that the Company should continue to utilize awards under it as part of a competitive compensation program and as a means of encouraging its employees to own stock in the Company. Towards that end, the Company has expanded the awarding of options as incentives to most employees at the managerial level.

EXPLANATION OF PLAN CHANGES

Upon a review of the Plan, it was decided that changes were needed to more closely align it with the Company's objectives of improving return on investment. Accordingly, changes to the Plan are recommended by the Board to
(1) ensure that the Company's improvement of return on investment is added as another measurement for determining awards under the Performance Share portion of the Plan, (2) to remove certain language from the Plan in order to allow the awards made under the Performance Share portion of the Plan to be tax deductible by the Company and (3) make certain clarifications in Plan language.

We are asking shareholders to approve these amendments, as more fully described below. We need the affirmative vote of a majority of the shares voting on this proposal in order to do so. Abstentions and broker non-votes will not be counted as being voted on this proposal.

The language of the Plan showing the amended language is attached as Appendix A. Shareholders should read this Appendix for the exact language of the changes.

SPECIFIC CHANGES

The number of shares of stock available under the Plan, approved in 1999, is NOT being changed.

The Performance Share portion of the Plan (see "Performance Share Awards" below) is being amended to set forth an additional measurement criterion, return on investment, which may be used by the Committee in presetting the goals for determining the number of Performance Shares earned by participants during an Award Period. "Return on investment" means the financial return of the Company determined by dividing "earnings" by "assets." In this division, "earnings" mean the Company's net earnings plus after-tax interest and minority interest expense and "assets"mean an average of total assets minus accounts payable and accrual liabilities.

In addition, the specific ability to adjust the number of Performance Shares awarded, if offset by reductions in other awards under the Plan, is being eliminated in order to allow deductions by the Company for federal income tax purposes of the Performance Share compensation paid under the Plan.

The Plan is also being changed to specifically establish "continuity awards" as a separate class of awards, different from the Executive Continuity Award. The Executive Continuity Awards are awarded to senior executives by the Committee and are limited to tandem awards of restricted stock and stock options. Basically, there will be no change to these awards. The new "continuity awards" would be awards of restricted stock, designed to reward certain employees and motivate them to achieve goals set by the Committee or its delegate.

Additional changes have been made to clarify the ability of the Committee to delegate its authority in making awards to non-elected officers of the Company. Also, while already stated in Section 6 of the Plan, the amended Plan makes it clearer that all of the Shares authorized to be awarded under the Plan may be adjusted for changes in the Company's stock, such as stock dividends, stock splits, reclassifications, and other analogous changes in capitalization.

PLAN DESCRIPTION--GENERAL

Participation in the Plan of elected officers is determined solely by the Committee; participation by others is determined by the chief executive officer, as the Committee's delegate, and is limited to senior managers of the Company and its subsidiaries and to persons at the managerial level for options. As of January 15, 2000, approximately 4,000 employees participated in the stock option portion of the Plan; approximately 100 employees normally participate in the Performance Share portion of the Plan; and fewer than 15 employees participate in the Continuity Award portion of the Plan. The number should not be affected by the proposed amendments to the Plan. Although all unearned Performance Share awards were cancelled under the Plan, it is anticipated that under the amended Plan, new awards will be made in December 2000 to approximately 150 employees.

The Board of Directors may amend the Plan to take into account or comply with any changes in applicable securities or tax laws and regulations, and may otherwise modify, terminate or suspend all or portions of the Plan, without shareholder approval, except that no modification shall increase the total number of shares for which awards and stock options may be granted under the Plan without shareholder approval.

STOCK OPTION AWARDS

The stock option features of the Plan are essentially unchanged. Stock options may be in the form of Incentive Stock Options (within the meaning of Section 422 of the Code) or options which do not qualify for favorable federal tax treatment ("nonqualified stock options") or combinations of both. The Committee determines the elected officer recipients of stock options, the number of shares covered by these awards, and the other terms and conditions of the options, except that the exercise price cannot be less than the fair market value of a share of the Company's common stock at the time of award grant; the Committee, or the chief executive officer as its delegate, determines all of the above items for stock options for other employees. No option may extend beyond ten years from the date of grant except that, for a limited number of options granted outside the U.S., the option term may extend beyond ten years due to local legal and tax regulations.

Restrictions on the exercise of the option and on the stock acquired under an option are contained in stock option award agreements. Such award agreements for options granted after January 1, 2000 provide that if the option is exercised within two years of the date of grant, the Company will have the right to repurchase the acquired stock at the exercise price for the balance of the two-year period; for options granted prior to January 1, 2000, the restricted period is four years; for options granted outside the U.S., vesting schedules and procedures may vary. These restrictions lapse upon a change of control of the Company, or upon death, regular retirement under the Company's Pension Plan, or permanent disability.

Options may be exercised by payment of the option price in cash or, at the discretion of the Committee, by delivering stock of the Company. At the discretion of the Committee, a plan participant who exercises any option may receive a replacement option for the same number of shares that the participant purchases in exercising the original option. The exercise price of the replacement option will be equal to the current fair market value at the time the replacement option is issued, and the term of the replacement option will be the same as the remaining balance of the term of the original option.

PERFORMANCE SHARE AWARDS

Performance Share Awards have been granted to senior management in the past, but all unearned awards were cancelled in July 1999. These contingent awards were in the form of shares of restricted stock ("Performance Shares"). The awards were earned by participants over a specified award period commencing with the year of award ("Award Period"). It is anticipated that, when new awards are made, the length of the Award Period will be three years.

During an Award Period, the participant is the beneficial owner of the Performance Shares and is entitled to vote the shares. Certificates are issued in the participant's name with restrictive legends and are retained by the Company. Dividends are reinvested in additional shares of restricted stock. A new Performance Share Award can be made each year, with a new Award Period commencing at the beginning of each calendar year.

Performance Share Awards will be earned over the Award Period as determined by the Committee. This determination is presently based on any one or more of the following measurements of performance including: earnings per share, return on equity, return on assets, growth in earnings, growth in sales revenue or shareholder returns. These can be measured in comparison to the performance of a group of peer companies selected by the Committee or based on the Company's results. In applying any of these criteria, the Committee may calculate earnings excluding discontinued operations and extraordinary items. The Plan is being amended to add return on investment as a possible additional measurement. At the end of an Award Period, the Committee measures the degree to which the established performance goals have been met. The contingent award is reduced if the goal is not met, or supplemented if the goal is exceeded. At such time, restrictions are removed on the award so earned.

In the event of a participant's death, disability, or retirement with 20 years of service, at age 61; with 10 years of service, at age 62; or with 5 years of service, at age 65, the restrictions may be removed on a portion of the outstanding Performance Shares equal to the pro rata portion of each award that would have been earned if Company performance reached the established goals for those Award Periods.

In the event of a "change of control" of the Company, all restrictions will be removed on earned awards and on a pro rata portion of the contingent awards for each uncompleted award period based on the number of months completed prior to the change of control. As used in this Proxy Statement and in the Plan, a change of control is defined as the acquisition by any person (other than Company employee-benefit plans) of beneficial ownership of 20% or more of the Company's outstanding stock, or a change of more than 50% of the members of the Board over a period of two years or less (except for changes approved by two-thirds of the directors who were in office at the beginning of the period).

The maximum number of Performance Shares that can be earned by any individual for any one Award Period is 100,000 shares.

CONTINUITY AWARDS

Continuity Awards presently may consist of a contingent grant of restricted stock, a non-qualified stock option, or a tandem grant of restricted stock together with a related non-qualified stock option, in such amount and upon such terms and conditions as determined by the Committee. The amended Plan will provide specifically for two types of Continuity Awards, an "executive continuity award" and a regular "continuity award." The executive continuity awards will consist solely of a tandem award as described below; a regular continuity award will consist of restricted stock. The Committee or its delegate will determine the recipients and terms of this type of restricted stock award. Under the Plan, at the discretion of the Committee, stock appreciation rights may be awarded separately or in combination with other awards or grants.

Generally, the amendments to the Plan do not change the operation of the executive continuity award provisions of the Plan. Under these provisions, the participant is entitled to vote the restricted shares included in the award. Dividends are reinvested in additional shares of restricted stock, subject to the same restrictions, terms, and conditions. Upon attainment of an age determined by the Committee, or the permanent disability or death of the executive, or upon a change of control of the Company, the restrictions on the award are removed and the award will vest in the following manner: (a) if the current realizable gain on the tandem stock option is greater than the current fair market value of the related shares of restricted stock (including reinvested dividends), then all such shares of restricted stock will be cancelled and the stock option will continue for its remaining term; (b) if the current fair market value of the shares of restricted stock (including reinvested dividends) is greater than the current realizable gain on the related tandem stock option, then the option will be cancelled and the restrictions will be removed from all of the related shares of restricted stock. If the tandem option is exercised prior to an age determined by the Committee, then the related shares of restricted stock will be cancelled, and the additional shares issued upon the exercise of the option will be restricted and subject to forfeiture or repurchase by the Company at the option exercise price for a period ranging up to twelve years, or longer, from the date of the award as set forth in the award agreement. If there is a change of control of the Company, all restrictions on the executive continuity award will be removed.

PLAN BENEFITS

Because all determinations regarding the selection of participants and the size of each award made to a participant will be made in the future, it is impossible to determine at this time the benefits or amounts that any person or persons will receive in the future (except that they will not exceed the maximums set forth in the Plan).

The exercise price of each option will not be less than the fair market value of the underlying stock at the time the option is granted. The option may be exercised by full payment of the option price in cash or, at the discretion of the Committee, by delivering stock of the Company. At the discretion of the Committee, a participant who exercises an option may receive a replacement option for the same number of shares that the participant purchases in exercising the original option. The exercise price of the replacement option will be equal to the fair market value at the time the replacement option is issued, and the term of the replacement option will be the same as the remaining balance of the term of the original option. Shares received upon exercise of an option will be subject to the restrictions included in the award agreement.

Information regarding past awards made under the Plan to persons named in the Summary Compensation Table is provided elsewhere in this Proxy Statement as part of the disclosure of the executive compensation program for management. The following summarizes the awards made in 1999 under the Plan (or 1998 for the Performance Shares) to all current executive officers of the Company, and all other employees, including non-elected officers:


                                                                NUMBER OF SHARES
                                                                     COVERED
                                                                    BY AWARDS
                                                              ---------------------
                                                                ALL
                                                              EXECUTIVE   ALL OTHER
                                                              OFFICERS    EMPLOYEES
                                                              ---------   ---------
Stock Options (1)...........................................   531,517    3,990,110
Performance Shares (2)......................................    81,199      239,609
Continuity Award Shares (3).................................     8,000       63,900

(1) Includes replacement options granted in 1999. These figures do not include the tandem option awards made as part of the Continuity Awards of stock/options, insofar as these are characterized as Continuity Award Shares.

(2) Includes the total number of shares contingently awarded in 1998 under the Plan to be earned over five years by participants. No such awards were made in 1999 and these awards were cancelled in July, 1999.

(3) Includes the total number of shares contingently awarded in 1999 under the Plan as Continuity Awards of stock/options, to be fully vested upon reaching certain ages unless the options are exercised. Tandem options equal to five times the number of shares constitute the option portion of these awards.

APPROVAL OF ITEM NO. 2 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF RECORD OF A MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE. ABSTENTIONS AND BROKER NON-VOTES WILL NOT BE COUNTED AS HAVING VOTED FOR THE ITEM NO. 2 AND, ACCORDINGLY, WILL HAVE THE EFFECT OF A VOTE AGAINST ITEM NO. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE FOR ADOPTION OF THE AMENDED LONG-TERM INCENTIVE COMPENSATION PLAN AS SET FORTH IN APPENDIX A.

3. RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITOR

Arthur Andersen LLP has been our independent public accountant for many years. The Audit Committee and the Board considered the qualifications of Arthur Andersen LLP and have appointed it as independent auditor of the consolidated financial statements of the Company for 2000.

The Committee reviewed its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with Arthur Andersen LLP in all of these respects. The Committee's review also included inquiry concerning litigation involving Arthur Andersen LLP and the existence of any investigations by the Securities and Exchange Commission into the financial reporting practices of the companies audited by it. In this respect, the Committee concluded that the ability of Arthur Andersen LLP to perform services for the Company is in no way adversely affected by any such investigation or litigation. A representative of Arthur Andersen LLP will be present at the annual meeting to respond to appropriate questions and to make a statement if he or she desires.

We are asking shareholders to ratify the Board's appointment of Arthur Andersen LLP as independent auditor for 2000. We need the affirmative vote of a majority of the shares voting on this proposal in order to ratify the appointment. Abstentions and broker non-votes will not be counted as having voted on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITOR FOR 2000.

                      REPORT OF THE MANAGEMENT DEVELOPMENT
                           AND COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

As of December 31, 1999, the Management Development and Compensation Committee (the "Committee") consisted of six outside directors: Peter I. Bijur, Robert J. Eaton, James A. Henderson, Robert D. Kennedy, Donald F. McHenry, and Charles R. Shoemate. Mr. Eaton is chairman. The Committee met seven times in 1999 with a 92% attendance record. The chairman and chief executive officer of the Company was not present during any discussion of his compensation.

GENERAL

Total compensation received by the named executive officers consists of salary, cash bonus, stock options, and restricted stock. The total compensation has been designed to attract the most qualified talent, motivate them to reach their highest level of achievement, reward sustained superior performance, and retain those senior managers whose competencies are prerequisite to shareholder value appreciating over the long term. The cash bonus and long-term incentives introduce considerable risk in the total executive compensation package, since the value of these components may vary significantly from year to year based on Company performance, individual performance, and Company stock price.

The Committee periodically reviews each component of the Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive and that incentive opportunities are linked to Company performance. The Committee relates total compensation levels for the Company's executives to the compensation paid at a select group of comparator companies. The Committee reviews and approves the selection of companies used for compensation comparisons. In 1999, the Committee determined that the comparator group of 39 companies should be reduced to 15 manufacturing-based companies only. International Paper also uses independent compensation consulting firms to advise the Committee. In 1999, the comprehensive pay study of senior management positions originally conducted in 1997, was updated. The 15 manufacturing companies included in the pay study are in industries that are close in size ($22 billion average revenue) and manufacturing complexity to International Paper and compete directly with International Paper for executive talent. The Company's compensation levels for each component of pay were compared to the average of the comparator group's competitive pay.

The Company's Management Incentive Plan (MIP) was amended by the Board in 1999 for the 2000 plan year. The qualitative nonfinancial performance factors, such as customer focus, people development, safety and environment and quality were eliminated as measurements in determining MIP awards. The amended MIP now directly links payment of an annual cash bonus to the achievement of (1) the Company's return on investment compared to Peer Paper Group's average return (seven companies which comprise the Peer Line of the Performance Graphs on page 25;

and (2) the Company's return on investment compared to budget. Performance in 1999 against financial targets was below threshold when we compare the Company's return on investment to the Peer Paper Group's return on investment, and exceeded 100% of goal when we compare the Company's return on investment to budget. Accordingly, the bonus awards as set out on pages 26 and 27 were earned for 1999, and, in the aggregate, were paid below target.

The Company's Long-Term Incentive Compensation Plan approved by the shareholders in 1989 and amended in 1994 and 1999, provides for awards of stock options and restricted stock in the form of performance shares which are made in amounts which the Committee determines to be competitive based on the study described above. Under that Plan, stock options were granted at or above fair market value at the time of the award and were restricted for four years. In addition, under that Plan, contingent awards of performance shares were traditionally made in December of the year preceding a five-year Award Period. At the end of the five-year Award Period, the number of shares earned was determined by financial performance which the Committee measured by comparing the Company's and Peer Paper Group's and weighing equally, the five-year average return on equity and earnings per share.

The Committee approved the implementation of a Transitional Performance Unit Plan for an interim period (July 1, 1999 through December 29, 2000), pending shareholder approval of the amendments to the Company's Long-Term Incentive Compensation Plan to be implemented commencing January 1, 2000. Accordingly, the Committee canceled unearned performance share awards under the Company's pre-amended Plan, and in consideration for such cancellation, lifted the restrictions on awards that were previously earned, but had been further restricted for an additional three years. The Committee granted contingent awards under the Transitional Performance Unit Plan to provide incentive to senior managers to achieve additional return on investment during the interim period stated above. These one-time awards are expressed as performance units and are earned in full or in part, based on the level of achievement of return on investment improvement as determined by the Committee.

In addition, to facilitate a successful, expedient and cost-effective integration of Union Camp Corporation into International Paper, the Committee approved the Savings and Synergy Incentive Plan. Under it, the Committee granted contingent awards to key senior managers as an incentive to achieve stated annual savings and specific conditions over the 18-month award period, May 1, 1999 to November 1, 2000. These one-time awards are expressed as stock units and are earned in full or in part, based upon the Committee's determination of the level of achievement of the plan's stated objectives.

The Committee also approved a separate Chief Executive Officer Performance Incentive Plan and granted contingent awards of restricted stock units and nonqualified stock options to the Company's Chief Executive Officer. These awards will be earned based on his (1) successfully initiating and accomplishing the acquisition of Union Camp Corporation and (2) achieving specified savings to the Company. The awards will be earned in full or in part, based upon the Committee's determination of the level of achievement of the plan's stated objectives.

From time to time executive continuity awards are made with long-term vesting requirements which are designed to encourage retention of a small number of senior executives designated by the Committee. The size of an award, and any adjustments, is determined by the Committee to reflect an executive's level of responsibility and individual performance. As provided by the Company's Long-Term Incentive Compensation Plan, a continuity award may consist of restricted stock or a tandem grant of restricted stock together with a related non-qualified stock option which is granted at fair market value and restricted until a specified age. If the stock option is exercised, then the related restricted shares are canceled; if any portion of the stock option is not exercised by the date the continuity award terminates, then the less valuable component of the tandem award is canceled.

THE 1999 EXECUTIVE OFFICERS' COMPENSATION

The Committee approved merit salary increases for all named executive officers based on competitiveness of the executives' pay and personal performance. In April 1999, Mr. Dillon's salary was increased to $1,050,000, which is approximately the average base salary level for CEO's in the group of surveyed companies referred to above. Salaries paid to the named officers in 1999, were competitively positioned from below to slightly above the average of the survey companies.

MIP awards for the named executive officers for 1999 were determined by the Committee after review of Company compared to predetermined 1999 financial goals and in consideration of individual contributions. All named executive officers' MIP awards increased compared to 1998.

The Committee lifted restrictions on earned, mandatorily deferred performance share awards under the Company's restricted stock plan, and granted contingent awards under the Company's Transitional Performance Unit Plan to named executives as described above. The one-time transitional awards will be earned in full or in part, based on the level of achievement of ROI improvement as determined by the Committee. The actual payout of these awards will not be determined until December 2000.

As described above, the Committee granted one-time contingent awards under the Company's Savings and Synergy Incentive Plan to four of the named executives. These one-time awards will be earned in full or in part, based on the achievement of the plan's stated objectives as determined by the Committee. The actual payout of these awards will not be determined until November 2000. In addition, the Committee granted 150,000 fully vested stock options to Mr. Dillon under the Chief Executive Officer Performance Incentive Plan for successfully accomplishing the acquisition of Union Camp Corporation. A contingent award of 50,000 restricted stock units was granted and will be earned in full or in part as of October 31, 2000, based upon the level of achievement of the integration savings objective as determined by the Committee.

The Committee granted stock options for 1999 based on earlier described competitive surveys of senior managers' total compensation packages, without consideration of the amount of stock options already held by named executive officers. Mr. Dillon's 1999 stock option award was 85,000; his 1998 stock option award was 85,000; and his 1997 stock option award was 104,000 shares reflecting his promotion to chief executive officer.

In 1999, no named executive officers were granted continuity awards.

The Committee has considered the provisions of the Omnibus Budget Reconciliation Act of 1993 which limit deductibility of compensation paid to named executive officers which exceeds $1 million. The Committee endorsed amendments to the Company's Long-Term Incentive Compensation Plan in 1994 to make certain sections of the Plan compatible with those provisions, while maintaining the Committee's flexibility in the Company's Management Incentive Plan to exercise business judgment in determining awards to take account of business conditions or the performance of individual executives. In 1999, the Committee recognized that a portion of Mr. Dillon's total current compensation was above $1 million, which means that that portion does not qualify under those provisions and will not be tax deductible by the Company.

                  THE MANAGEMENT DEVELOPMENT AND COMPENSATION
                       COMMITTEE OF THE BOARD OF DIRECTORS
                                  Peter I. Bijur
                            Robert J. Eaton, chairman
                                James A. Henderson
                                Robert D. Kennedy
                                Donald F. McHenry
                               Charles R. Shoemate

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer or other employee of the Company served as a member of the Committee or as a member of the compensation committee on the board of any company where an executive officer of such company is a member of the Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, to file reports of ownership and changes in ownership of Company stock with the Securities Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Company. Based solely upon a review of the copies of the forms filed under
Section 16(a) and furnished to the Company, or written representations from reporting persons, the Company believes that all filing requirements applicable to its executive officers and directors were complied with during 1999.

                               PERFORMANCE GRAPH

The following chart compares a $100 investment in International Paper stock with a similar investment in a peer group of eight key competitor companies and the S&P 500. The charts portray total return, 1994-1999, assuming reinvestment of dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      FIVE YEARS ENDED DECEMBER 31, 1999*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS
                     1994  1995  1996  1997  1998  1999
International Paper   100   103   113   123   131   168
S&P 500 Index         100   138   169   225   290   351
Peer Group**          100   110   119   128   130   196


                               1994             1995             1996             1997             1998             1999
International Paper             100              103              113              123              131              168
S&P 500 Index                   100              138              169              225              290              351
Peer Group**                    100              110              119              128              130              196

            Assumes $100 invested on December 31, 1994.

         *   Total return assumes reinvestment of dividends.

         **  Includes Boise Cascade, Champion, Georgia Pacific, Mead,
            Smurfit-Stone Container (includes only Stone Container prior to 11/19/98), Westvaco and Weyerhaeuser.

                             ADDITIONAL INFORMATION
                        REGARDING EXECUTIVE COMPENSATION

The compensation of the Company's executive officers is approved by the Committee except for the compensation of the officer-directors. Their compensation is first recommended by the Committee and then approved by the Board of Directors.

The following tables set forth information with respect to the five most highly compensated executive officers of the Company for the years 1997 - 1999.


                                            SUMMARY COMPENSATION TABLE
                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                               ---------------------
                                                ANNUAL COMPENSATION              CONTINGENT AWARDS
                                        ------------------------------------   ---------------------
            (A)                (B)         (C)         (D)          (E)           (F)         (G)          (H)
                                                                   OTHER       RESTRICTED
                                                                   ANNUAL        STOCK                  ALL OTHER
                                          SALARY      BONUS     COMPENSATION     AWARD      OPTIONS    COMPENSATION
     NAME AND POSITION         YEAR      ($) (1)     ($) (2)      ($) (3)       ($) (4)     (#) (5)      ($) (6)
  John T. Dillon as              1999   $1,035,000   $875,000   $          0   $        0    254,000   $    226,952
  Chief Executive Officer      1998     $  967,500   $775,000     $      0     $1,467,900   160,000      $246,264
                               1997     $  862,500   $850,000     $      0     $1,421,001   160,300      $153,497
  C. Wesley Smith as           1999     $  527,917   $300,000     $      0     $        0    64,400      $114,070
  Executive Vice President     1998     $  502,083   $260,000     $      0     $  356,927    25,000      $155,637
                               1997     $  465,000   $310,000     $      0     $  345,539    72,900      $ 97,052
  James P. Melican as          1999     $  528,333   $250,000     $      0     $        0    75,900      $101,166
  Executive Vice President     1998     $  510,000   $235,000     $      0     $  326,608    22,000      $109,824
                               1997     $  493,333   $275,000     $      0     $  316,204    96,600      $ 93,834
  David W. Oskin as            1999     $  472,917   $300,000     $      0     $        0    62,800      $ 51,653
  Executive Vice President     1998     $  447,917   $240,000     $      0     $  326,608    50,800      $ 54,616
                               1997     $  422,917   $275,000     $490,491     $  316,204    57,500      $ 51,328

  Marianne M. Parrs as         1999     $  404,167   $240,000     $      0     $        0    20,200      $ 66,996
  Executive Vice President     1998     $  360,417   $215,000     $      0     $  298,823    20,200      $ 61,793
                               1997     $  304,000   $225,000     $      0     $1,889,301    33,600      $ 18,973

(1) Salary paid in 1999 including amounts deferred.

(2) Management Incentive Plan awards paid in 2000 attributable to 1999, including amounts deferred.

(3) Includes reimbursement plus tax gross-up for interest paid by Mr. Oskin on a third party loan undertaken in connection with an expatriate assignment from 1993 to 1995 with a subsidiary.

(4) Represents (a) 100% of the value of gross target restricted performance shares contingently awarded in 1998 for the 1999-2003 Award Period, and in 1997 for the 1998-2002 Award Period which are earned if the target goal is met for an Award Period. No restricted performance shares were awarded in 1999. The awards were reduced if the goal was not met, or entirely forfeited if the threshold goal was not met. Up to 15% of the value of the target restricted performance shares were earned if the target goal was exceeded by varying percentages; (b) 100% of the value of incremental target awards for prior periods made upon promotion, subject to the same contingencies; and
    (c) the value of
    continuity awards of $1,600,000 in 1997 for Mrs. Parrs. The number and dollar value of restricted stock holdings at December 31, 1999 are as follows:

                                                         RESTRICTED     DOLLAR
                                                           STOCK        VALUE
                                                         ----------   ----------
John T. Dillon.........................................    111,375    $6,285,727
C. Wesley Smith........................................     55,358     3,124,267
James P. Melican.......................................     64,178     3,622,046
David W. Oskin.........................................     55,519     3,133,354
Marianne M. Parrs......................................     45,927     2,592,005

    These numbers include the restricted stock portion of the tandem awards of restricted stock/options made to the respective individuals under continuity awards. Dividends are paid on restricted shares.

(5) Includes replacement options if applicable. These figures do not include the tandem option awards made as part of the continuity awards, insofar as these awards are characterized as restricted stock awards. Such tandem options were for 200,000 shares for Mrs. Parrs in 1997.

(6) 1999 totals represent (a) Company contributions to the Salaried Savings Plan and Unfunded Savings Plan, (b) cost of group life insurance, (c) premium payments grossed up for taxes for the Executive Supplemental Insurance Plan
    (ESIP) and (d) accruals for ESIP lump-sum dividend payments as follows (the letters correspond to the above items):

                                            (a)        (b)        (c)        (d)
                                          --------   --------   --------   --------
John T. Dillon..........................  $86,880    $22,088    $97,138    $20,846
C. Wesley Smith.........................  $37,820    $18,042    $40,987    $17,221
James P. Melican........................  $36,640    $ 9,950    $34,253    $20,323
David W. Oskin..........................  $ 7,680    $ 5,121    $29,480    $ 9,372
Marianne M. Parrs.......................  $29,720    $ 8,321    $28,955    $     0

The table below sets out information on the option grants made in 1999 to the named executive officers:


                                           OPTION GRANTS IN 1999
                                                                 INDIVIDUAL GRANTS
                 (A)                    (B)               (C)           (D)         (E)             (F)
                                                      % OF TOTAL
                                      OPTIONS       OPTIONS GRANTED   EXERCISE
                                      GRANTED        TO EMPLOYEES      PRICE     EXPIRATION   GRANT DATE VALUE
  NAME AND POSITION                   (#) (1)           IN 1999        ($/SH)       DATE          ($) (2)
  John T. Dillon as                    19,000(4)         0.42         $52.6250    01/29/07       $  208,156
    Chief Executive Officer            85,000(3)         1.88         $46.0000    01/12/09       $2,143,440
                                      150,000(3)         3.32         $50.0000    06/08/09       $1,117,444
  C. Wesley Smith as                    8,600(4)         0.19         $54.3130    01/09/00       $   16,763
    Executive Vice President           25,000(3)         0.55         $46.0000    01/12/09       $  174,326
                                       15,400(4)         0.34         $54.3750    01/11/04       $  174,326
                                       15,400(4)         0.34         $54.3750    01/10/05       $  328,660
  James P. Melican as                  22,000(3)         0.49         $46.0000    01/12/09       $  185,547
    Executive Vice President           15,400(4)         0.34         $57.8750    01/11/04       $  185,547
                                       15,400(4)         0.34         $57.8750    01/10/05       $  185,547
                                       15,400(4)         0.34         $57.8750    01/09/06       $   92,773
                                        7,700(4)         0.17         $57.8750    01/29/07       $  289,221
  David W. Oskin as                    22,000(3)         0.49         $46.0000    01/12/09       $  113,088
    Executive Vice President            9,600(4)         0.21         $52.5000    01/09/00       $  133,028
                                       12,000(4)         0.27         $53.2500    01/10/05       $  106,423
                                        9,600(4)         0.21         $53.2500    01/12/03       $  106,423
                                        9,600(4)         0.21         $53.2500    01/14/02       $  289,221
  Marianne M. Parrs                     3,200(4)         0.07         $52.6250    01/09/00       $   10,118
    as Executive Vice President        17,000(3)         0.38         $46.0000    01/12/09       $  223,489

(1) Each option granted may be replaced upon exercise. This means that a new option is granted for the same number of shares as is exercised, with the then current market value becoming the new exercise price. The replacement option does not extend the term of the original option. Options may not be replaced more than three times. Original options are indicated by "(3)" and replacement options by "(4)".

(2) Grant date value is based on Black-Scholes option pricing model adapted for use in valuing stock options. The real value of the options in this table depends upon the actual performance of the Company's stock during the applicable period and upon when they are exercised. The Company believes that no model accurately predicts the future price of International Paper's stock or places an accurate present value on stock options. The grant date values were determined based upon the following assumptions:

                                                   ORIGINAL (3)   REPLACEMENT (4)
                                                   ------------   ---------------
Expected stock price volatility..................     33.00%           33.00%
Risk-free rate of return.........................      4.78%            5.47%
Dividend yield...................................      2.08%            2.05%
Expected option term (years).....................      4.39             2.09

The table below sets out the information on options exercised and options outstanding:


                                         AGGREGATED OPTION EXERCISES IN 1999
                                         AND DECEMBER 31, 1999 OPTION VALUES
              (a)                  (b)                 (c)                 (d)           (e)           (f)           (g)
                                                                                                     VALUE OF UNEXERCISED
                                                                         NUMBER OF UNEXERCISED           IN-THE-MONEY
                                                                              OPTIONS AT                  OPTIONS AT
                                               VALUE REALIZED ($)           12/31/99(#)(4)             12/31/99 ($) (4)
                                 SHARES      -----------------------   -------------------------   -------------------------
                                ACQUIRED
                               ON EXERCISE   AGGREGATE    ANNUALIZED                               UNRESTRICTED   RESTRICTED
  NAME AND POSITION              (#) (1)        (1)          (2)       UNRESTRICTED   RESTRICTED       (3)           (3)
  John T. Dillon                    19,000   $  220,875   $   78,603        245,737      300,000   $  1,063,825   $2,992,997
    as Chief Executive
    Officer
  C. Wesley Smith                43,400      $  526,094    $108,315        70,200       100,500     $  128,000    $1,228,653
    as Executive Vice
    President
  James P. Melican               53,900      $1,037,575    $273,232        87,500        89,100     $   17,719    $  695,158
    as Executive Vice
    President
  David W. Oskin                 40,800      $  376,500    $127,804        60,000        89,100     $  226,050    $1,065,191
    as Executive Vice
    President
  Marianne M. Parrs               3,200      $   34,738    $  7,986        20,000        70,000     $  203,475    $  853,130
    as Executive Vice
    President

 (1) All of Mr. Dillon's and Mr. Melican's exercises were made by stock "swaps". Mr. Dillon used 16,347 of his own shares to exercise and pay taxes on these 19,000 options, resulting in a net increase in his Company ownership of 2,653 shares. Mr. Melican used 40,747 of his own shares to exercise and pay taxes on these 53,900 options, resulting in a net increase in his Company ownership of 13,153.

 (2) Represents the aggregate incremental value realized divided by the number of years the option was held prior to exercise.

 (3) Total value of options (market value minus exercise price) based on fair market value of Company stock $56.4375, as of December 31, 1999.

 (4) Options granted as part of the tandem awards of restricted stock/options made as continuity awards are not included.

RETIREMENT BENEFITS

"Pensionable Remuneration" means salary, cash bonus and compensation deferred under the Unfunded Savings Plan or awards deferred under the MIP.
The following table shows the total estimated annual pension benefits payable under the Company's qualified and supplementary retirement plans upon retirement at age 65, calculated on a straight life annuity basis and reduced by a Social Security offset:


                                       CREDITABLE YEARS OF SERVICE
    PENSIONABLE           ------------------------------------------------------
   REMUNERATION              15         20         25         30          35
       $  400,000         $186,968   $191,762   $191,762   $192,162   $  225,562
       $  600,000         $284,468   $291,762   $291,762   $292,362   $  342,462
       $  800,000         $381,968   $391,762   $391,762   $392,562   $  459,362
       $1,000,000         $479,468   $491,762   $491,762   $492,762   $  576,262
       $1,500,000         $723,218   $741,762   $741,762   $743,262   $  868,512
       $2,000,000         $966,968   $991,762   $991,762   $993,762   $1,160,762

Retirement benefits are payable under one or more of the following plans: a qualified plan covering all salaried employees which provides pension benefits based on final average earnings; a supplementary plan which provides a make-up of qualified plan benefits limited by the imposition of statutory tax code limitations; and a supplementary plan covering designated senior managers which provides supplemental benefits to the qualified plan. At December 31, 1999, the number of creditable years of service and pensionable remuneration for the named officers was:

NAME                        YEARS     REMUNERATION
----                       --------   ------------
Mr. Dillon...............  32.92       $1,910,000
Mr. Smith................  19.33       $  827,917
Mr. Melican..............  15.92       $  778,333
Mr. Oskin................  24.25       $  772,917
Mrs. Parrs...............  25.25       $  644,167

Matching the creditable years with the table above will indicate annual pension benefits.

                             TERMINATION AGREEMENTS

The Company has agreements with members of the executive officer group, providing for payments and other benefits if there is a change of control of the Company. In addition to the change in control, the officer's employment would need to be terminated (i) by the Company or its successor, other than for cause, disability or retirement, or (ii) by the officer if the chief executive officer of the Company ceases to hold that position for reasons other than cause, retirement or disability, or if the officer determines that by reason of adverse changes in, among other things, the officer's authority, compensation, duties, office location or responsibilities, the officer is unable to perform the duties and responsibilities of the position the officer held immediately prior to the changes in, among other things, the officer's authority, compensation, duties, office location or responsibilities, the officer is unable to perform the duties and responsibilities of the position the officer held immediately prior to the change in control. Under such circumstances, the officer will receive:

(a) continuation of medical and dental insurance coverage until age 65 or eligibility to join a comparable plan sponsored by another employer;

(b) retiree medical coverage comparable to the Company's pre-change of control retiree medical plan;

(c) a lump-sum payment equal to:

    (i) his annual salary at termination together with his most recent short-term annual incentive compensation payment during the year preceding termination, multiplied by the smaller of the number "three" or the number of years between the termination date and the date he reaches age 65; and

    (ii) an amount necessary to offset any special federal excise tax on all payments received under the termination agreement.

In addition to these provisions, Mr. Dillon's agreement can be triggered by a voluntary termination at any time within 18 months of the change in control. The agreement provides him with the above benefits as well as:

(a) payment of vested benefits under the pension plan which entitlement shall include payments made under the agreement which constitute "compensation" under the pension plan;

(b) a lump-sum payment equal to the difference between:

    (i) the actuarial value on termination date of accrued vested pension benefits; and

    (ii) the actuarial value on termination date of what accrued pension benefits would have been if the period and payments set out in
        (c)(i) and (c)(ii) below were recognized under the pension plan;

(c) a lump-sum payment equal to:

    (i)  his annual salary at termination,

    (ii) the average of his short-term incentive compensation award for three years preceding termination and

    (iii) the value of his average earned award under the Performance Share Award Plan (PSA) for three years preceding termination, multiplied by the number "four";

(d) a lump-sum payment equal to the value of any deferred incentive compensation or PSA awards and unvested Company matching contributions under the Salaried Savings Plan;

(e) stock options equal to the average number of options awarded during the three years preceding termination, multiplied by the number "four", plus the extension of each option held if he had not left the Company.

The Board requires unanimous approval at a meeting of the Management Development and Compensation Committee, and majority approval by the Board before any termination agreement such as those described above is amended or entered into. The potential cost of satisfying the payments called for under the above-described termination agreements, prior to tax "gross up", if there had been a change in control and all of the members of the executive officer group described in the Summary Compensation Table had been terminated on December 31, 1999, would have been approximately $41,000,000.

In addition to the foregoing, the Long-Term Incentive Compensation Plan contains provisions that release restrictions from stock awards and stock options for all members of the group if there is a change of control of the Company. Also, the Supplemental Retirement Plan for Senior Managers provides that if a change of control of the Company occurs, pension benefits will vest immediately and the minimum benefit will be increased from 25% to 50% of pensionable remuneration.

The Company has authorized a grantor trust under Section 671 through 677 of the Code in connection with the Company's benefit plans and termination agreements. Under the grantor trust, the trustee will pay the beneficiaries of the trust the amounts to which they are entitled under such plans and agreements subject to claims of the Company's creditors.

                                                                      APPENDIX A

                          INTERNATIONAL PAPER COMPANY
                     LONG-TERM INCENTIVE COMPENSATION PLAN

    The International Paper Company Long-Term Incentive Compensation Plan is hereby amended to delete the words and phrases indicated by brackets, e.g., [omit] and to add the words and phrases indicated by italics, e.g. ADD.

1. PURPOSE AND EFFECTIVE DATE

    This plan shall be known as the International Paper Company Long-Term Incentive Compensation Plan (the "Plan"). The purpose of this Plan is to provide incentive for senior management officers and employees of the Company and its subsidiaries (the "Company") to improve the performance of the Company on a long-term basis, and to attract and retain in the employ of the Company persons of outstanding competence. The terms "subsidiary" and "subsidiaries" as used herein shall mean corporations which are owned or controlled by International Paper Company, directly or indirectly.

    The effective date of the Plan is January 1, 1989. The Plan was amended in 1994 AND 1999 by a vote of shareholders. Subject to the approval of this AMENDMENT [Plan as amended hereby] by a majority of shareholders of the Company entitled to vote on the matter at the 2000 [1999] annual meeting of shareholders, certain changes to the Plan will also be effective AS OF
JANUARY 1, 2000.

2. ADMINISTRATION OF THE PLAN

    (a) The Plan shall be administered by a committee (the "Committee") which shall be composed of members of the Board of Directors of the Company and which shall be constituted so as to permit the Plan to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act") (or any successor rule) and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized to administer and interpret the Plan, to authorize, change, and waive the restrictions and conditions imposed on awards and stock options under the Plan, TO DELEGATE THE GRANTING OF AWARDS HEREUNDER, and to adopt such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee OR ITS DELEGATES on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including the Company, the shareholders and the participants.

    (b) No member of the Committee or any employee acting on its behalf shall incur any liability for any action or failure to act in connection with this Plan. The Company shall indemnify each member of the Committee and any employee acting on its behalf against any and all claims, losses, damages, expenses and liabilities arising from any action or failure to act.

3. PARTICIPANTS

    (a) Participation in this Plan shall be limited to senior managers and other key employees of the Company as determined by the Committee OR ITS DELEGATES. Awards of stock and stock appreciation rights and grants of stock options may be made to such employees and for such respective numbers of Shares, as the Committee OR ITS DELEGATES, in THEIR [its] absolute discretion shall determine (all such individuals to whom awards and options shall be granted being herein called "participants").

    (b) Members of the Board of Directors who are also employees of the Company shall be eligible to participate in the Plan. However, members of the Board of Directors who are not also employees of the Company shall be ineligible for awards under this Plan. Notwithstanding the foregoing, any members of the Board of Directors who are also retired employees of the Company shall be entitled to the portions of their awards which are earned or vested pursuant to the provisions of the Plan.

    (c) A person who is compensated on the basis of a fee or retainer, as distinguished from salary, shall not be eligible for participation in the Plan.

    (d) Participation in this Plan, or receipt of an award or option under this Plan, shall not give a participant any right to a subsequent award or option, nor any right to continued employment by the Company for any period, nor shall the granting of an award or option give the Company any right to continued services of the participant for any period. Likewise, participation in the Plan will not in any way affect the Company's right to terminate the employment of the participant at any time with or without cause.

4. DEFINITIONS

    (a) "Stock" or "Share" shall mean a share of the common stock of $1.00 par value of International Paper Company.

    (b) "Performance Shares" shall mean Shares contingently awarded with respect to an Award Period and issued with the restriction that the holder may not sell, transfer, pledge, or assign such Shares, and with such other restrictions as the Committee in its sole discretion may determine (including, without limitation, restrictions with respect to forfeiture of the Shares and with respect to reinvestment of dividends in additional restricted Shares), which restrictions may lapse separately or in combination at such time or times (in installments or otherwise) as the Committee may determine.

    (c) "Stock Appreciation Right" or "SAR" shall mean a right included in an award under this Plan to receive upon exercise of the SAR a payment equal to the amount of the appreciation in the fair market value of a Share over the exercise price which is set forth in the SAR provided that the exercise price is not less than the fair market value of a Share on the date the SAR is granted. Payment upon exercise of an SAR may be in the form of cash, or restricted stock, or unrestricted stock, or a combination, as determined by the Committee in its sole discretion. SARs may be awarded separately or in combination with other awards and stock options under this Plan pursuant to terms and conditions contained in an award agreement as determined by the Committee.

    (d) "Change of Control of the Company" shall mean a change in control of a nature that would be required to be reported in response to Item 5(f) of
Schedule 14A of Regulation 14A promulgated under the 1934 Act; provided that, without limitation, such a change in control shall be deemed to have occurred if
(i) any "person" as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act (other than employee benefit plans sponsored by the Company) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period.

5. STOCK AVAILABLE FOR THE PLAN

    SUBJECT TO THE ADJUSTMENTS PERMITTED BY SECTION 6 OF THE PLAN, an aggregate of twenty-five million five-hundred thousand (25,500,000) Shares shall be available under the Plan as amended by the shareholders at the 1999 Annual Meeting for delivery pursuant to the future awards, and options granted pursuant to the Plan, together with any Shares previously authorized by shareholders under the Plan, as previously amended, which are not yet issued to, or are reacquired from, participants in the Plan as previously amended. Such Shares shall be either previously unissued Shares or reacquired Shares. Shares covered by awards which are not earned, or which are settled in cash, or which are forfeited or terminated for any reason, and options which expire unexercised or which are exchanged for other awards, shall again be available for other awards and stock options under the Plan. Shares received by the Company in connection with the exercise of stock options by delivery of other Shares, and received in connection with payment of withholding taxes, shall again be available for delivery under the Plan. Shares reacquired by the Company on the open market using the cash proceeds received by the Company from the exercise of stock options granted under the Plan as previously amended shall be available for awards and options up to the number of Shares issued upon option exercises which generated such proceeds, provided any such exercise occurred on or after January 1, 1989. Notwithstanding the foregoing, the maximum number of Shares available for delivery pursuant to future awards, options and SARs to executive officers of the Company who, at the time of grant, are subject to the provisions of Section 16 of the 1934 Act shall not exceed 14,600,000 Shares, subject to the adjustments permitted by Section 6 of the Plan. Notwithstanding any other provision of this Plan, subject, however, to the adjustments permitted by
Section 6 of the Plan, the aggregate number of Shares that can be covered by future stock options or SARs granted to any individual in any period of three consecutive fiscal years shall be 1,800,000 and the aggregate number of restricted Shares issued under this Plan after the 1999 annual meeting of shareholders may not exceed 3,000,000 Shares.

6. CHANGES IN STOCK AND EXERCISE PRICE OF STOCK OPTIONS AND SARS

    In the event of any stock dividend, split-up, reclassification or other analogous change in capitalization or any distribution (other than regular cash dividends) to holders of the Company's common stock, the Committee shall make such adjustments, if any, as it deems to be equitable in the exercise price of outstanding options and SARs, and in the number of Performance Shares awarded and earned, and in the number of Shares covered by any outstanding stock options and SARs, granted under this Plan, and in the aggregate number of Shares covered by this Plan.

7. TIME OF GRANTING AWARDS AND STOCK OPTIONS

    Nothing contained in this Plan, or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company, shall constitute the granting of an award or stock option under this Plan. The granting of an award or stock option pursuant to the Plan shall take place only when authorized by the Committee OR ITS DELEGATES.

8. DEATH OR DISABILITY OF A PARTICIPANT

    In the event of the death of a participant, a stock option or an SAR may be exercised within one year of the participant's death by the participant's designated beneficiary or beneficiaries (or if no beneficiary has been designated or survives the participant, by the person or persons who have acquired the rights of the participant by will or under the laws of descent and distribution). If a participant becomes disabled, the participant may exercise a stock option or an SAR within one year after the date of the disability.

    For purposes of this Plan, the term "disabled" shall refer to the condition of total disability defined in the Company's long-term disability plan.

    A participant may file with the Committee a designation of a beneficiary or beneficiaries on a form approved by the Committee, which designation may be changed or revoked by the participant's sole action, provided that the change or revocation is filed with the Committee on a form approved by it. In case of the death of the participant, before termination of employment or after retirement or disability, any portions of the participant's award to which the participant's designated beneficiary or estate is entitled under the Plan and the award agreement, shall be paid to the beneficiary or beneficiaries so designated or, if no beneficiary has been designated or survives such participant, shall be delivered as directed by the executor or administrator of the participant's estate.

9. RETIREMENT OF HOLDER OF STOCK OPTION OR SAR

    If a participant retires under a Company pension plan, the participant may exercise a stock option or an SAR within its remaining term unless otherwise provided in the award agreement. Retirement under any of the Company's pension plans shall cause incentive stock options to be treated for federal income tax purposes as non-qualified stock options on a date which is three months after the date of retirement. For purposes of this section, retirement shall be given the meaning used under the Company's pension plan for salaried employees.

10. NON-TRANSFERABILITY OF AWARDS

    No award, stock option or SAR under this Plan, and no rights or interests therein, shall be assignable or transferable by a participant (or legal representative), except at death by will or by the laws of descent and distribution unless otherwise permitted by the Committee and by law and, in the case of incentive stock options, to the extent consistent with Section 422 of the Code.

11. MODIFICATION OF THE PLAN

    The Board of Directors, without further approval of the shareholders, may at any time amend the Plan to take into account and comply with any changes in applicable securities or federal income tax laws and regulations, or other applicable laws and regulations, including without limitation, any modifications to Rule 16b-3 under the 1934 Act or Section 162(m) of the Code (or any successor rule, provision or regulation), terminate or modify or suspend (and if suspended, may reinstate) any or all of the provisions of this Plan, except that no modification of this Plan shall without the approval of the Company's shareholders increase the total number of Shares for which awards, stock options and SARs may be granted under the Plan (except pursuant to Section 6).

RESTRICTED PERFORMANCE SHARE AWARDS

12. TERMS AND CONDITIONS OF AWARDS OF PERFORMANCE SHARES

    (a) Each award of Performance Shares under this Plan shall be contingently awarded with respect to a period of consecutive calendar years as determined by the Committee (herein called an "Award Period") and shall be made from reacquired Shares. The first complete Award Period under this Plan began with the year 1989. A new Award Period shall commence at the beginning of each calendar year.

    (b) The Performance Shares awarded under this Plan will be earned by a participant on the basis of the Company's financial performance over the Award Period for which it was awarded, on the basis of pre-established performance goals determined by the Committee in its sole discretion. The Performance measurement criteria used for Performance Shares shall be limited to one or more of: earnings per share, return on stockholders equity, RETURN ON INVESTMENT, return on assets, growth in earnings, growth in sales revenue, and shareholder returns. Such criteria may be measured based on the Company's results or on the Company's performance as measured against a group of peer companies selected by the Committee. In applying such criteria, earnings may be calculated based on the exclusion of discontinued operations and extraordinary items. [Adjustments in the number of shares earned can be made by the Committee with any such adjustments offset by reductions in other awards made under the Company's Long-Term Incentive Compensation Plan or other Company bonus awards.] Subject to the adjustments permitted by Section 6 of the Plan, the maximum number of Performance Shares that can be earned for any one individual for any future Award Period is 100,000. Subject to such maximum number of Shares, the amount, if any, that may be earned by a participant receiving Performance Shares may vary in accordance with the level of achievement of the performance goal or goals established by the Committee.

    (c) A participant's rights with respect to all unearned Performance Shares shall terminate at the end of each Award Period.

    (d) The number of Shares determined by the Committee to have been earned with respect to any Award Period shall be final, conclusive and binding upon all parties, including the Company, the shareholders and the participants.

    (e) All dividend equivalents credited on Performance Shares during an Award Period shall be reinvested in additional Performance Shares (which shall be allocated to the same Award Period, and shall be subject to being earned by the participant on the same basis as the original award).

    (f) All dividends paid on earned restricted Shares under this part of the Plan shall be paid in cash.

    (g) As a condition of any award of Performance Shares under this Plan, each participant shall enter into an award agreement authorized by the Committee. The Committee may in its sole discretion, include additional conditions and restrictions in the award agreement entered into under this Plan. Settlements in Shares may be subject to forfeiture and other contingencies as the Committee may determine.

    (h) At the discretion of the Committee, SARs may be awarded separately or in combination with other awards or grants under this portion of the Plan.

    (i) In the event a Change of Control of the Company occurs, then

        (A) all restrictions shall be immediately removed with respect to all earned Performance Shares and

        (B) a pro rata portion of each outstanding Award that would have been earned were Company performance to reach the goals established by the Committee for each uncompleted Award Period shall be deemed earned (based on the number of months of the total Award Period which have been completed prior to the Change of Control), and all restrictions shall be immediately removed with respect to that number of shares; the remaining portion of each Award shall remain outstanding as Performance Shares subject to the provisions of this Plan and the participant's award agreements.

STOCK OPTION AWARDS

13. TERMS AND CONDITIONS OF STOCK OPTIONS

    (a) The Committee AND ITS DELEGATES shall have the sole authority to grant stock options under this Plan. Such grants may consist of non-qualified stock options, or Incentive Stock Options, or any combination thereof, as the Committee shall decide from time to time. The aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during a calendar year shall not exceed $100,000 as determined under
Section 422A of the Internal Revenue Code or comparable legislation. The maximum number of Shares for which stock options can be awarded to any one individual over any consecutive three-year period commencing on the effective date of the amendment to the Plan is 1,800,000 Shares, SUBJECT TO THE ADJUSTMENTS PERMITTED BY SECTION 6 OF THE PLAN.

    (b) The term of each option granted under the Plan shall be set by the Committee, but in no event shall an Incentive Stock Option be exercised after ten years following the date of its grant under this Plan.

    (c) The exercise price of each option granted under the Plan shall be no less than the fair market value of the underlying Stock at the time the option is granted as determined by the Committee.

    (d) Prior to the exercise of the option and delivery of the Stock represented thereby, the participant shall have no rights to any dividends nor be entitled to any voting rights on any Stock represented by outstanding options.

    (e) As a condition of any grant of a stock option under this Plan, each participant shall enter into an award agreement authorized by the Committee. The Committee may, in its sole discretion, include additional conditions and restrictions in the award agreement entered into under this Plan.

    (f) At the discretion of the Committee, SARs may be awarded separately or in combination with other awards or grants under this part of the Plan.

14. EXERCISE OF STOCK OPTIONS

    (a) Each stock option granted under this Plan shall be exercisable as provided in accordance with the document evidencing the option by full payment of the option price in cash or at the discretion of the Committee in Stock owned by the participant (including Performance Shares and other restricted Shares awarded under this Plan). Unless otherwise provided herein, a participant may exercise a stock option only if he or she is an employee of the Company and has continuously been an employee of the Company since the date the option was granted.

    (b) If a stock option under [the 1983 Plan or] this Plan is exercised by a participant, then, at the discretion of the Committee, the participant may receive a replacement option under this part of the Plan to purchase a number of Shares equal to the number of Shares which the participant purchased on the exercise of the option, with an exercise price equal to the current fair market value, and with a term extending to the expiration date of the original stock option. If a stock option is exercised by delivery of restricted Shares, then the participant shall receive an equal number of identically restricted Shares; the remaining option exercise Shares shall contain any applicable restrictions which are set forth in the participant's award agreement and shall otherwise be unrestricted.

    (c) In the event a Change of Control of the Company occurs, all stock options granted under this part of the Plan shall be immediately exercisable, and all restrictions on Shares issued under this plan pursuant to the exercise of stock option shall be immediately removed.

[EXECUTIVE] CONTINUITY AWARDS

15. TERMS AND CONDITIONS OF EXECUTIVE CONTINUITY AWARDS

    (a) Executive Continuity Awards may be made from time to time under this Plan at the discretion of the Committee, in such amounts and upon such terms and conditions as are established by the Committee under this portion of the Plan.

    (b) An executive Continuity Award shall consist of [a stock option or grant of restricted Shares, or] a tandem grant of restricted Shares together with a related non-qualified stock option (options to be granted in accordance with the provisions of sections 13-14 of this Plan) to purchase a specified number of Shares, in such amounts as may be determined by the Committee. All dividends paid on the restricted Shares shall be reinvested in additional shares of restricted Shares (subject to the same restrictions, terms and conditions). Upon attainment of age 65, (or death or the executive's becoming disabled) or such other age as is determined in the sole discretion of the Committee, or upon a Change of Control of the Company (as limited under subsection (h) below), the restrictions on the award will be removed, and the award will vest in the following manner:

        (i) If the current realizable gain on a tandem stock option is greater than the current market value of the related restricted Shares (including re-invested dividends), then all such shares of restricted Shares shall be canceled and the term of the stock option shall continue for the term set forth in the award agreement.

        (ii) If the current market value of the restricted Shares (including re-invested dividends) is greater than the current realizable gain on any related tandem stock option, then the option shall be canceled and the restrictions shall be removed from all of the related restricted Shares.

    (c) If a stock option granted under this portion of the Plan is exercised prior to the executive's attainment of AN AGE DETERMINED BY THE COMMITTEE [age 65], the related shares of restricted Shares shall be canceled, and the additional Shares issued upon the exercise of the stock option shall be restricted and subject to either forfeiture or repurchase by the Company at the option exercise price for a period ranging up to 12 years from the date of the grant of the option, or longer, as determined by the Committee and set forth in the award agreement.

    (d) A stock option granted under this portion of the Plan shall be exercisable as provided in accordance with the document evidencing the option by full payment of the option price in cash or, at the discretion of the Committee, in Stock owned by the participant (including Performance Shares awarded under this Plan). At the discretion of the Committee, the participant may receive a replacement stock option to purchase a number of shares equal to the number of shares purchased by the participant in exercising the option, with an exercise price equal to the current market value, and with a term extending to the expiration date of the original stock option. If an option is exercised by delivery of restricted Shares, then the participant shall receive an equal number of identically restricted Shares; the remaining option exercise Shares shall be subject to the Company's right to impose restrictions on such Shares as described in subsection (c) above.

    (e) As a condition of any executive Continuity Award under this Plan, each participant shall enter into an award agreement authorized by the Committee. The Committee may, in its sole discretion, include additional conditions and restrictions in the award agreement.

    (f) At the discretion of the Committee, SARs may be awarded separately or in combination with other awards or grants under this portion of the Plan.

    (g) In the event a Change of Control of the Company occurs, all restrictions shall be immediately removed with respect to the exercise of stock options under this part of the Plan and with respect to Shares issued upon the exercise of any stock option. A Change of Control, for these purposes, shall not include a transaction initiated by management such as a management led buyout or recapitalization except where such transaction (i) is in response to the acquisition of 10% or more of the Company's stock or the announcement of a tender offer for 20% or more of the Company's stock (other than by employee benefit plans sponsored by the Company); or (ii) is approved by the Board in accordance with the standards set forth in Section 717 of the New York Business Corporation Law or any successor provision.

16. TERMS AND CONDITIONS OF OTHER CONTINUITY AWARDS

    (A) AWARDS OF RESTRICTED STOCK, HEREINAFTER CALLED "CONTINUITY AWARDS" MAY BE MADE FROM TIME TO TIME UNDER THE PLAN AT THE DISCRETION OF THE COMMITTEE OR ITS DELEGATES, IN SUCH AMOUNTS AND UPON SUCH TERMS AND CONDITIONS AS ARE ESTABLISHED BY THE COMMITTEE OR ITS DELEGATES UNDER THIS PORTION OF THE PLAN. ALL DIVIDENDS PAID ON THE RESTRICTED SHARES SHALL BE REINVESTED IN ADDITIONAL SHARES OF RESTRICTED SHARES (SUBJECT TO THE SAME RESTRICTIONS, TERMS AND CONDITIONS.)

    (B) AS A CONDITION OF ANY SUCH CONTINUITY AWARD UNDER THIS PLAN, EACH PARTICIPANT SHALL ENTER INTO AN AWARD AGREEMENT AUTHORIZED BY THE COMMITTEE OR ITS DELEGATES. THE COMMITTEE OR ITS DELEGATES, IN THEIR SOLE DISCRETION, MAY INCLUDE ADDITIONAL CONDITIONS OR RESTRICTIONS IN THE AWARD AGREEMENT.

    (C) IN THE EVENT A CHANGE OF CONTROL OF THE COMPANY OCCURS, ALL RESTRICTIONS SHALL BE IMMEDIATELY REMOVED WITH RESPECT TO SHARES ISSUED AS A CONTINUITY AWARD. A CHANGE OF CONTROL, FOR THESE PURPOSES, SHALL NOT INCLUDE A TRANSACTION INITIATED BY MANAGEMENT, SUCH AS A MANAGEMENT LED BUYOUT OR RECAPITALIZATION EXCEPT WHERE SUCH TRANSACTION (I) IS IN RESPONSE TO THE ACQUISITION OF 10% OR MORE OF THE COMPANY'S STOCK OR THE ANNOUNCEMENT OF A TENDER OFFER FOR 20% OR MORE OF THE COMPANY'S STOCK (OTHER THAN BY EMPLOYEE BENEFIT PLANS SPONSORED BY THE COMPANY); OR (II) IS APPROVED BY THE BOARD IN

ACCORDANCE WITH THE STANDARDS SET FORTH IN SECTION 717 OF THE NEW YORK BUSINESS CORPORATION LAW OR ANY SUCCESSOR PROVISION.

MISCELLANEOUS

17. PRIOR AWARDS

    Awards of stock options and Performance Shares made under the Plan prior to the amendments approved by shareholders at the 1994 annual meeting continued to be subject to the terms of the Plan and the instruments evidencing such awards prior to such amendments becoming effective.

18. TAX WITHHOLDING

    The Company shall have the right to deduct from any settlement of an award made under the Plan, including the delivery or vesting of Shares, a sufficient amount to cover withholding of any federal, state, local or foreign jurisdiction taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit or require Shares to be used to satisfy required tax withholding and such Shares shall be valued at the fair market value as of the settlement date of the applicable award.

                                     [LOGO]

                            TWO MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577

              Printed on Hammermill Papers, Accent Opaque 50 lbs.
            Hammermill Papers is a division of International Paper.

                           INTERNATIONAL [LOGO] PAPER

TWO MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED FOR ITEM 1, THE ELECTION OF FIVE CLASS III DIRECTORS, THE ELECTION OF ONE CLASS I DIRECTOR AND THE ELECTION OF ONE CLASS II DIRECTOR, FOR ITEM 2, AND FOR ITEM 3, UNLESS OTHERWISE DIRECTED.

The undersigned hereby appoints John T. Dillon and C. Wesley Smith, jointly or individually, proxies with power of substitution to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders on May 9, 2000 or adjournment thereof. The proxies are instructed as indicated on the reverse side. This proxy revokes all prior proxies given by the undersigned.

Please sign on the reverse side exactly as name or names appear there. If stock is held in name of joint holders, each should sign. If you are signing as trustee, executor, etc., please so indicate.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

2. Call TOLL FREE 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

3. Vote via the Internet: http://www.eproxy.com/ip

                                  PLEASE VOTE

--------------------------------------------------------------------------------
                                                                 Please mark |X|
The Board of Directors Recommends a vote "FOR" proposals 1, 2,   your votes as
and 3.                                                           indicated in
                                                                 this example

                                                         FOR ALL
                                        FOR   WITHHOLD   EXCEPT
The Board recommends a vote "FOR"       |_|      |_|       |_|
Item 1-Election of the following
nominees as Directors:

Class III (3-year term)       Class I (1-year term)
01 Robert J. Eaton             06 James A. Henderson
02 John R. Kennedy
03 Donald F. McHenry          Class II (2-year term)
04 Patrick F. Noonan           07 Robert D. Kennedy
05 Charles R. Shoemate
                              -------------------------------
                              Except Nominee(s) written above


                                               FOR    AGAINST  ABSTAIN
The Board recommends a vote "FOR" Item 2 -     |_|      |_|      |_|
Approval of amendments to the Company's
Long Term Incentive Compensation Plan

                                               FOR    AGAINST  ABSTAIN
The Board recommends a vote "FOR" Item 3 -     |_|      |_|      |_|
Appointment of Independent Auditors


--------------------------------------------------------------------------------
  **PLEASE RETURN YOUR PROXY OR IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

                                        In their discretion, the proxies are
                                        authorized to vote upon such other
                                        business as may properly come before the meeting.




Signature(s)_____________________________________________________ Date__________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------
                               VOTE BY TELEPHONE
--------------------------------------------------------------------------------

                CALL TOLL FREE ON A TOUCH-TONE TELEPHONE ANYTIME
                                 1-800-840-1208

                    THERE IS NO CHARGE TO YOU FOR THIS CALL.
                            QUICK   EASY   IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
           Press 1.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

        Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To withhold FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
        Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
                             VOTE VIA THE INTERNET
--------------------------------------------------------------------------------
                            http://www.eproxy.com/ip

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy cards. You must enter your control number listed below. Follow the simple instructions.

--------------------------------------------------------------------------------
                   PLEASE DO NOT RETURN THE ABOVE PROXY CARD
                   IF YOU VOTED BY PHONE OR VIA THE INTERNET.
--------------------------------------------------------------------------------

                           INTERNATIONAL [LOGO] PAPER

TO PARTICIPANTS IN THE SALARIED SAVINGS PLAN, THE RETIREMENT SAVINGS PLAN, AND THE HOURLY SAVINGS PLAN OF INTERNATIONAL PAPER COMPANY:

As a participant in the Plan(s), with full shares of the Company's common stock allocated to your account as of December 31, 1999, you may instruct the Trustee how to vote such shares at the Annual Meeting of Shareholders to be held May 9, 2000. The 1999 Annual Report and the Board of Directors proxy statement are enclosed.

Your instructions to the Trustee will be held in strict confidence and will be made available only to the inspectors of election, none of whom is an employee of the Company. Under the terms of the Plan(s), you have the right to give voting instructions for all shares allocated to your account, whether or not you have a vested interest in those shares. Please use the voting instruction card on the reverse to give your instructions.

Any shares held by the Trustee for which it has not received voting instructions by May 4, 2000, will be voted by the Trustee in its discretion consistent with its fiduciary duties. Any shares held by the Trustee for which it has been instructed to sign the Board of Directors proxy, with no additional instructions to the contrary indicated, will be voted as follows: FOR Item 1, the election of one Class I, one Class II and five Class III Directors, FOR Item 2, and FOR Item 3.

                                   STATE STREET BANK & TRUST CO.
                                        Trustee


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

2. Call TOLL FREE 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

3. Vote via the Internet: http://www.eproxy.com/ipplans

                                  PLEASE VOTE

--------------------------------------------------------------------------------
To State Street Bank & Trust Co., Trustee of the Salaried        Please mark |X|
Savings Plan, Retirement Savings Plan, and Hourly Savings Plan   your votes as
of International Paper: I understand that the Board of           indicated in
Directors proxy referred to on the reverse authorizes the        this example
proxy holders to vote "FOR" or "WITHHOLD AUTHORITY" on the election of Class I, II and III Directors; and to vote "FOR", "AGAINST" or "ABSTAIN" on Items 2 and 3 in their discretion on any other business that may properly come before the meeting.

                                                         FOR ALL
                                        FOR   WITHHOLD   EXCEPT
The Board recommends a vote "FOR"       |_|      |_|       |_|
Item 1-Election of the following
nominees as Directors:

Class III (3-year term)       Class I (1-year term)
01 Robert J. Eaton             06 James A. Henderson
02 John R. Kennedy
03 Donald F. McHenry          Class II (2-year term)
04 Patrick F. Noonan           07 Robert D. Kennedy
05 Charles R. Shoemate
                              -------------------------------
                              Except Nominee(s) written above


                                               FOR    AGAINST  ABSTAIN
The Board recommends a vote "FOR" Item 2 -     |_|      |_|      |_|
Approval of amendments to the Company's
Long Term Incentive Compensation Plan

                                               FOR    AGAINST  ABSTAIN
The Board recommends a vote "FOR" Item 3 -     |_|      |_|      |_|
Appointment of Independent Auditors


--------------------------------------------------------------------------------
  **PLEASE RETURN YOUR PROXY OR IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

                                                 TRUSTEE AUTHORIZATION

                                        I hereby authorize State Street Bank &
                                        Trust Co., as Trustee under the Salaried
                                        Savings Plan, the Retirement Savings
                                        Plan and the Hourly Savings Plan to vote the shares of Common Stock held for my account under said Plan(s) at the Annual Meeting in accordance with the instructions given above. State Street Bank & Trust Co., Trustee, has appointed ChaseMellon Shareholder Services L.L.C. as Agent to tally the votes.

Signature(s)_____________________________________________________ Date__________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------
                               VOTE BY TELEPHONE
--------------------------------------------------------------------------------

                CALL TOLL FREE ON A TOUCH-TONE TELEPHONE ANYTIME
                                 1-800-840-1208

                    THERE IS NO CHARGE TO YOU FOR THIS CALL.
                            QUICK   EASY   IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
           Press 1.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

        Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To withhold FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
        Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
                             VOTE VIA THE INTERNET
--------------------------------------------------------------------------------
                         http://www.eproxy.com/ipplans

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy cards. You must enter your control number listed below. Follow the simple instructions.

--------------------------------------------------------------------------------
                   PLEASE DO NOT RETURN THE ABOVE PROXY CARD
                   IF YOU VOTED BY PHONE OR VIA THE INTERNET.
--------------------------------------------------------------------------------

                           INTERNATIONAL [LOGO] PAPER

TO PARTICIPANTS IN THE PUERTO RICO CONTAINER EMPLOYEES' SAVINGS PLAN, UNION CAMP CORPORATION SALARIED EMPLOYEES' SAVINGS AND INVESTMENT PLAN, UNION CAMP CORPORATION FRANKLIN EMPLOYEE INVESTMENT PLAN, UNION CAMP CORPORATION PRATTVILLE EMPLOYEE INVESTMENT PLAN, UNION CAMP CORPORATION SAVANNAH EMPLOYEE INVESTMENT PLAN,UNION CAMP CORPORATION EMPLOYEES INVESTMENT PLAN, UNION CAMP CORPORATION EMPLOYEES' SAVINGS AND INVESTMENT PLAN OF INTERNATIONAL PAPER COMPANY:

As a participant in the Plan(s), with full shares of the Company's common stock allocated to your account as of December 31, 1999, you may instruct the Trustee how to vote such shares at the Annual Meeting of Shareholders to be held May 9, 2000. The 1999 Annual Report and the Board of Directors proxy statement are enclosed.

Your instructions to the Trustee will be held in strict confidence and will be made available only to the inspectors of election, none of whom is an employee of the Company. Under the terms of the Plan(s), you have the right to give voting instructions for all shares allocated to your account, whether or not you have a vested interest in those shares. Please use the voting instruction card on the reverse to give your instructions.

Any shares held by the Trustee for which it has not received voting instructions by May 4, 2000, will be voted by the Trustee in its discretion consistent with its fiduciary duties. Any shares held by the Trustee for which it has been instructed to sign the Board of Directors proxy, with no additional instructions to the contrary indicated, will be voted as follows: FOR Item 1, the election of one Class I, one Class II and five III Directors, FOR Item 2, and FOR Item 3.

                                 T. Rowe Price
                                    Trustee

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

2. Call TOLL FREE 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

3. Vote via the Internet: http://www.eproxy.com/ipunion

                                  PLEASE VOTE

--------------------------------------------------------------------------------

To T. Rowe Price, Trustee of the Plans listed on the reverse     Please mark |X|
side: I understand that the Board of Directors proxy referred    your votes as
to on the reverse authorizes the proxy holders to vote "FOR"     indicated in
or "WITHHOLD AUTHORITY" on the election of Class I, II and III   this example
Directors; and to vote "FOR", "AGAINST" or "ABSTAIN" on Items
2, and 3 in their discretion on any other business that may properly come before the meeting.

                                                         FOR ALL
                                        FOR   WITHHOLD   EXCEPT
The Board recommends a vote "FOR"       |_|      |_|       |_|
Item 1-Election of the following
nominees as Directors:

Class III (3-year term)       Class I (1-year term)
01 Robert J. Eaton             06 James A. Henderson
02 John R. Kennedy
03 Donald F. McHenry          Class II (2-year term)
04 Patrick F. Noonan           07 Robert D. Kennedy
05 Charles R. Shoemate
                              -------------------------------
                              Except Nominee(s) written above


                                               FOR    AGAINST  ABSTAIN
The Board recommends a vote "FOR" Item 2 -     |_|      |_|      |_|
Approval of amendments to the Company's
Long Term Incentive Compensation Plan

                                               FOR    AGAINST  ABSTAIN
The Board recommends a vote "FOR" Item 3 -     |_|      |_|      |_|
Appointment of Independent Auditors


--------------------------------------------------------------------------------
  **PLEASE RETURN YOUR PROXY OR IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTIONS BELOW**
--------------------------------------------------------------------------------

                                                 TRUSTEE AUTHORIZATION

                                        I hereby authorize T. Rowe Price, as
                                        Trustee under the Puerto Rico Container
                                        Employees' Savings Plan, Union Camp
                                        Salaried Employees' Savings and
                                        Investment Plan, Union Camp Corporation
                                        Franklin Employee Investment Plan, Union
                                        Camp Corporation Prattville Employee
                                        Investment Plan, Union Camp Corporation
                                        Savannah Employee Investment Plan,Union
                                        Camp Corporation Employee Investment
                                        Plan, Union Camp Corporation Employees'
                                        Savings and Investment Plan to vote the
                                        shares of Common Stock held for my
                                        account under said Plan(s) at the Annual
                                        Meeting in accordance with the
                                        instructions given above. T. Rowe Price, Trustee, has appointed ChaseMellon Shareholder Services L.L.C. as Agent to tally the votes.

Signature(s)_____________________________________________________ Date__________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------
                               VOTE BY TELEPHONE
--------------------------------------------------------------------------------

                CALL TOLL FREE ON A TOUCH-TONE TELEPHONE ANYTIME
                                 1-800-840-1208

                    THERE IS NO CHARGE TO YOU FOR THIS CALL.
                            QUICK   EASY   IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
           Press 1.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

        Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To withhold FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
        Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

--------------------------------------------------------------------------------
                             VOTE VIA THE INTERNET
--------------------------------------------------------------------------------
                         http://www.eproxy.com/ipunion

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy cards. You must enter your control number listed below. Follow the simple instructions.

--------------------------------------------------------------------------------
                   PLEASE DO NOT RETURN THE ABOVE PROXY CARD
                   IF YOU VOTED BY PHONE OR VIA THE INTERNET.
--------------------------------------------------------------------------------

                         PLEASE DETACH PROXY CARD HERE
                             YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------

         THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" ITEMS 1, 2 AND 3

1.  ELECTION OF DIRECTORS

FOR all nominees / /   WITHHOLD AUTHORITY to vote    / /    *EXCEPTIONS  / /
listed below           for all nominees listed below.

Nominees: Class III (3-Year Term) Robert J. Eaton, John R. Kennedy,
            Donald F. McHenry, Patrick F. Noonan, Charles R. Shoemate Class I (1-Year Term) James A. Henderson
          Class II (2-Year Term) Robert D. Kennedy

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions: ___________________________________________________________________


2.       Approval of amendments to the Company's Long Term Incentive
         Compensation Plan

         FOR / /           AGAINST / /          ABSTAIN / /


3.       Appointment of Independent Auditors

         FOR / /           AGAINST / /          ABSTAIN / /


                           In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                       / / Change of Address and/or Comments
                           Mark Here

                           Please sign below exactly as name or names appear. If stock is held in the name of joint holders, each should sign. If you are signing as trustee, executor, etc., please so indicate.

                           Dated: ________________________________________, 2000

                           _____________________________________________________
                           Signature

                           _____________________________________________________
                           Signature


PLEASE DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

                                                Votes must be indicated
                                                (x) in Black or Blue ink.  /X/

--------------------------------------------------------------------------------

==============================================
            PLEASE DETACH HERE
YOU MUST DETACH THIS PORTION OF THE PROXY CARD
 BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE
==============================================

                          INTERNATIONAL PAPER COMPANY

                 TWO MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577

         This Proxy is solicited on behalf of the Board of Directors.

         This proxy is solicited on behalf of the Board of Directors and will be voted FOR item 1, the election of five Class III Directors, the election of one Class I Director and the election of one Class II Director, FOR item 2, and FOR item 3, unless otherwise directed.

         The undersigned hereby appoints John T. Dillon and C. Wesley Smith, jointly or individually, proxies with power of substitution to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders on May 9, 2000 or adjournment thereof. The proxies are instructed as indicated on the reverse side. This proxy revokes all prior proxies given by the Undersigned.


(PLEASE DATE AND SIGN THE PROXY ON REVERSE SIDE)

                                    INTERNATIONAL PAPER COMPANY
                                    P.O. BOX 11439
                                    NEW YORK, N.Y. 10203-0439